Exhibit 10.2

MASTER PURCHASE AGREEMENT

NO. MPA-515

BETWEEN

BOMBARDIER INC.

AND

US AIRWAYS GROUP, INC.

Relating to the Purchase of
Bombardier CRJ Aircraft Products

[***] Represents material which has been redacted and filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

TABLE OF CONTENTS

ARTICLE
     1          Definitions and Interpretation
     2          Subject Matter of Sale
     3          Customer Support Services and Warranty
     4          Price
     5          Payment
     6          Buyer Information
     7          Certification
     8          Acceptance Procedure
     9          Title and Risk
     10        Changes
     11        Buyer's Representatives at Manufacture Site
     12        Excusable Delay
     13        Non-excusable Delay
     14        Termination
     15        Notices
     16        Indemnity Against Patent Infringement
     17        Limitation of Liability and Indemnification
     18        Assignment
     19        Successors
     20        Applicable Laws
     21        Confidential Nature of Agreement
     22        Agreement

SCHEDULES

     I          Economic Adjustment Formula
     II        Certificate of Acceptance
     III       Bill of Sale
     IV       Certificate of Receipt of Aircraft
     V        Change Order

ANNEX A          Customer Support Services
ANNEX B          Warranty and Service Life Policy

Letter Agreements

Letter Agreement No. 1          ***
Letter Agreement No. 2          Buyer Furnished Equipment
Letter Agreement No. 3          ***
Letter Agreement No. 4          ***
Letter Agreement No. 5          ***
Letter Agreement No. 6          ***
Letter Agreement No. 7          ***
Letter Agreement No. 8          ***
Letter Agreement No. 9          ***
Letter Agreement No. 10        ***
Letter Agreement No. 11        ***
Letter Agreement No. 12        ***
Letter Agreement No. 13        ***
Letter Agreement No. 14        ***
Letter Agreement No. 15        ***
Letter Agreement No. 16        Intentionally Left Blank
Letter Agreement No. 17        Supplier Furnished Passenger Seats
Letter Agreement No. 18        Intentionally Left Blank
Letter Agreement No. 19        ***
Letter Agreement No. 20        Interior Optional Feature Installation

Supplement No. PA-515-1

Schedule 1          50 Seat CRJ Aircraft Specification
Schedule 2          50 Seat CRJ Aircraft Delivery Schedule
Schedule 3          50 Seat CRJ Aircraft Buyer Selected Optional Features
Schedule 4          Buyer Information
Schedule 5          50 Seat CRJ Reconfirmable and Option Aircraft
Schedule 6          50 Seat CRJ Aircraft Credit Memorandum
Schedule 7          Intentionally Left Blank
Schedule 8          50 Seat CRJ Aircraft Performance Guarantee
Schedule 9          Intentionally Left Blank
Schedule 10        ***
Schedule 11        ***
Schedule 12        ***
Schedule 13        50 Seat CRJ Aircraft Training
Schedule 14        ***
Schedule 15        ***
Schedule 16        ***
Schedule 17        Intentionally Left Blank

Supplement No. PA-515-2

Schedule 1        64/70 Seat CRJ Aircraft Specification
Schedule 2        64/70 Seat CRJ Aircraft Delivery Schedule
Schedule 3        64/70 Seat CRJ Aircraft Buyer Selected Optional Features
Schedule 4        Buyer Information
Schedule 5        64/70 Seat CRJ Reconfirmable and Option Aircraft
Schedule 6        64/70 Seat CRJ Aircraft Credit Memorandum
Schedule 7        64/70 Seat CRJ Aircraft Performance Guarantee
Schedule 8        ***
Schedule 9        ***
Schedule 10      ***
Schedule 11      Intentionally Left Blank
Schedule 12      ***
Schedule 13      ***
Schedule 14      ***
Schedule 15      Intentionally Left Blank

Supplement No. PA-515-3

Schedule 1        75 Seat CRJ Aircraft Specification
Schedule 2        75 Seat Aircraft Delivery Schedule
Schedule 3        75 Seat CRJ Aircraft Buyer Selected Optional Features
Schedule 4        Buyer Information
Schedule 5        75 Seat CRJ Aircraft Credit Memorandum
Schedule 6        75 Seat CRJ Aircraft Performance Guarantee
Schedule 7        ***
Schedule 8        ***
Schedule 9        ***
Schedule 10      ***
Schedule 11      ***
Schedule 12      ***

This Agreement is made on the 9th day of May, 2003

BY AND BETWEEN: BOMBARDIER INC., a Canadian corporation represented by Bombardier Aerospace, Regional Aircraft and having an office located at 123 Garratt Boulevard, Downsview, Ontario, Canada ("Bombardier")

AND: US AIRWAYS GROUP, INC., a Delaware corporation having its corporate offices at 2345 Crystal Drive, Arlington, Virginia, 22227, USA ("Buyer");

WHEREAS Buyer desires to purchase and Bombardier desires to sell eighty-five (85) Aircraft (as later defined) and related data, documents, and services under this Agreement;

NOW THEREFORE, in consideration of the mutual covenants herein contained, Buyer and Bombardier agree as follows:

ARTICLE 1 - INTERPRETATION

1.1 The headings in this Agreement are included for convenience only and shall not be used in the construction or interpretation of this agreement.

1.2 In this Agreement, unless otherwise expressly provided, the singular includes the plural and vice-versa.

1.3 In this Agreement the following expressions shall, unless otherwise expressly provided, mean:

"Acceptance Date" means the date of execution of the Certificate of Acceptance by Buyer;

"Acceptance Period" means a period of up to three (3) consecutive working days, subject to extension pursuant to Article 8.7, and for the first three (3) Aircraft of each type means a period of up to five (5) consecutive working days, commencing on the later of the Readiness Date or the date the Aircraft is actually made available to Buyer for ground inspections and acceptance flights in which to complete the inspections and acceptance flights;

"Affiliate Operator" means ***

"Agreement" means this Master Purchase Agreement, including its Schedules, Annexes, Letter Agreements and Supplements, if any, attached hereto and the Specification (each of which is incorporated in the Agreement by this reference), as they may be amended or supplemented pursuant to the provisions of the Agreement;

"Aircraft" means the aircraft to be sold and purchased pursuant to this Agreement, as defined in Article 1.0 of the applicable Supplement;

***

***

"Bill of Sale" means a bill of sale in the form set out in Schedule III;

"Buyer Requested Changes" means changes made pursuant to Article 10.1;

"Buyer Selected Optional Features" means the items set forth in the applicable Supplement attached hereto;

"Certificate of Acceptance" means a certificate of acceptance in the form set out in Schedule II;

"Certificate of Receipt of Aircraft" means a certificate in the form set out in Schedule IV;

"Change Order" means a request for a change to the Specification in the form set out in Schedule V;

"Delivery Date" means the date on which Bombardier delivers the Bill of Sale to Buyer;

***

"Excusable Delay" has the meaning set out in Article 12.1;

"FAA" means the Federal Aviation Administration of the United States of America;

"Firm Aircraft" means each of the sixty (60) firm 50 Seat CRJ Aircraft sold and purchased pursuant to this Agreement, as further identified in Article 1.0 of Supplement 1 and each of the twenty-five (25) firm 75 Seat CRJ Aircraft sold and purchased pursuant to this Agreement, as further identified in Article 1.0 of Supplement 3, and any additional Aircraft that may become firm under Supplement 1 and/or Supplement 2.

"JAA" means the Joint Aviation Authorities of Europe;

"Non-Excusable Delay" has the meaning set out in Article 13.1;

"Notice" means any notice, request, approval, permission, consent or other communication to be given or required under this Agreement;

"Option Aircraft" has the meaning set out in Schedule 4 to Supplement 1.

"Permitted Change" has the meaning set out in Article 10.2;

"Readiness Date" means the date on which the Aircraft will be ready for Buyer's inspection, acceptance flight and acceptance (as notified by Bombardier to Buyer);

"Reconfirmable Aircraft" has the meaning set out in Schedule 4 to Supplement 1.

"Regulatory Change" has the meaning set out in Article 10.3;

"Scheduled Delivery Month" means the month specified in the applicable Supplement for the delivery of each of the Aircraft, as modified from time to time pursuant to this Agreement;

"Specification" means the specification set out in Article 1.0 of the applicable Supplement, a copy of which Buyer acknowledges having received, as that specification may be modified from time to time in accordance with this Agreement;

***

"Supplement" means a supplementary provision to this Agreement which is initialled and executed by the parties to evidence their acceptance thereof and which pertains to a transaction.

"Taxes" has the meaning set out in Article 4.2; and

"TC" means Transport Canada.

1.4 All dollar amounts in this Agreement are in United States Dollars and all references to $ and USD have a corresponding meaning.

1.5 ***

1.6 The terms and conditions as contained in this Master Purchase Agreement will apply to all Supplements, Schedules, Letter Agreements and Annexes attached to this Master Purchase Agreement, unless otherwise stated therein. The terms and conditions contained in each individual Supplement will apply only to the applicable Supplement within which these terms and conditions are contained.

ARTICLE 2 - SUBJECT MATTER OF SALE

2.1 A description of the Aircraft being purchased and sold under the terms of this Agreement and the related Bombardier specification document number(s) will be set out in the applicable Supplement.

ARTICLE 3 - CUSTOMER SUPPORT SERVICES AND WARRANTY

3.1 Bombardier shall provide to Buyer the customer support services pursuant to the provisions of Annex A attached hereto.

3.2 Bombardier shall provide to Buyer the warranty and the service life policy described in Annex B attached hereto.

3.3 ***

ARTICLE 4 - PRICE/TAXES

4.1 ***

4.2 ***

4.3 ***

4.4 ***

4.5 ***

4.6 ***

4.7 ***

ARTICLE 5 - PAYMENT

5.1A Buyer shall make payment or cause payment to be made for each Aircraft as follows:

(a) ***

(b) ***

(c) ***

(d) ***

5.1B ***

5.2 Buyer shall pay the Aircraft Purchase Price on or before the Delivery Date of the relevant Aircraft.

5.3 ***

5.4 Buyer shall make all payments due under this Agreement in immediately available U.S. Dollar funds by deposit on or before the due date to Bombardier's account in the following manner or such other bank account as Bombardier may notify to Buyer from time to time:

 TRANSFER TO: ***

                             ***

                      Please reference an Invoice # and/or Aircraft Serial # in the text of the wire transfer.

Bombardier acknowledges Buyer's preference that the bank account notified to Buyer under this Article 5.4 is a bank account in the United States.

5.5 All other amounts due, including any Taxes, with respect to each Aircraft shall be paid on or prior to the Delivery Date of the respective Aircraft.

5.6 Bombardier shall remain the exclusive owner of each Aircraft, free and clear of all rights, liens, charges, encumbrances or special property interests of or created by or through Buyer, until such time as all payments in connection with such Aircraft have been made.

5.7 Buyer shall make all payments hereunder without set off, deduction or counter claim of any kind.

ARTICLE 6 - BUYER INFORMATION

6.1 During the manufacture of the Aircraft, Buyer shall provide to Bombardier all information as Bombardier may reasonably request to manufacture the Aircraft. Bombardier shall advise Buyer of the specific information required and the latest date by which such information is required, and, to the extent reasonably practicable, Buyer shall provide such information by the date(s) so advised. The requested information and its applicable due date(s) shall be substantially in the form of Schedule 4 to the applicable Supplement.

Failure of Buyer to comply with the requirements of this Article may result in an increase in the Aircraft Purchase Price, a delay in the delivery of the Aircraft, or both. Further, any revisions to such Schedule information that Bombardier receives after the respective due date may result in an increase in the Aircraft Purchase Price, a delay in delivery of the Aircraft, or both.

ARTICLE 7 - CERTIFICATION

7.1 Bombardier has obtained or will obtain (a) from Transport Canada ("TC"), a TC Type Certificate (Transport Category) and (b) from the FAA an FAA Type Certificate for the type of aircraft purchased under this Agreement.

7.2 Bombardier shall obtain a TC Certificate of Airworthiness (Transport Category) for export to the United States for the Aircraft on or before the Delivery Date that is intended to make such Aircraft eligible for an FAA Certificate of Airworthiness. ***

7.3 Except as provided in Article 7.1 and 7.2 of this Agreement, Bombardier shall not be obligated to obtain any certificates or approvals as part of this Agreement.

7.4 Except as provided in Article 7.1 and 7.2 of this Agreement, Buyer is responsible for obtaining all import licenses and/or authorizations required to import into or operate the Aircraft in any country outside of Canada. Bombardier will cooperate with and assist Buyer to obtain all import licenses and/or authorizations required to import into or operate the Aircraft in the United States.

7.5 ***

***

7.6 If the use of any of the certificates identified in this Article 7 is discontinued during the performance of this Agreement, reference to such discontinued certificate shall be deemed a reference to any other certificate or instrument which corresponds to such certificate or, if there should not be any such other certificate or instrument, then Bombardier shall be deemed to have obtained such discontinued certificate(s) upon demonstrating that the Aircraft complies substantially with the Specification as supplemented to include the Buyer Selected Optional Features. References in this Agreement to a regulatory authority shall include any succeeding department or agency then responsible for the duties of said regulatory authority.

ARTICLE 8 - DELIVERY AND ACCEPTANCE PROCEDURE

8.1 The Aircraft shall be offered for inspection and acceptance ***.

The Aircraft shall have *** at the time an Aircraft is presented for acceptance to Buyer, unless additional flight hours are necessary to comply with a regulatory change promulgated by the FAA or any other regulatory authority having jurisdiction over the Aircraft, or any other change requested by Buyer. Should, in the normal course of events, except as previously specified, the Aircraft have *** at the time the Aircraft is presented to Buyer for acceptance, Buyer shall be ***

Bombardier will not demonstrate any of the Aircraft allocated to Buyer without Buyer's prior written consent.

8.2 Bombardier shall give Buyer at least *** advance notice, by facsimile or other expeditious means, of the projected week of readiness of each Aircraft for inspection and delivery. Bombardier shall give Buyer *** advance notice by facsimile or other expeditious means, of any changes to the original projected week of readiness.

Bombardier shall give Buyer at least *** calendar days advance notice, by facsimile or other expeditious means, of the Readiness Date. Such notice shall also include a schedule detailing the Aircraft acceptance activities, which the parties will endeavour to follow, and will include a projected Delivery Date, for Buyer's planning purposes. ***

8.3 Within *** following receipt by Buyer of the Notice of Readiness Date, Buyer shall:

(a)     identify to Bombardier the names of Buyer's representatives who will participate in the inspection, acceptance flight and acceptance; and

(b) provide evidence of the authority of the designated persons to execute the Certificate of Acceptance and other delivery documents on behalf of Buyer.

8.4 During the Acceptance Period:

(a) Buyer shall complete the inspections and flight tests of the Aircraft;

(b) Bombardier shall supply to Buyer such technical documents and log books as Buyer shall reasonably request, together (for the avoidance of doubt, without prejudice to the provisions of Article 10.2) with any appropriate documentation that affects the maintenance of the Aircraft; and

(c) Bombardier shall supply documentation evidencing the sanitation of the Aircraft potable water system.

8.5 Up to *** representatives of Buyer may participate in Buyer's ground inspections of the Aircraft and subject to Transport Canada approval, up to *** representatives of Buyer may participate in the acceptance flights. Bombardier shall, if requested by Buyer, perform an acceptance flight of not less than *** and not more than *** hours duration. Ground inspections and any acceptance flights shall be conducted in accordance with Bombardier's acceptance procedures (a copy of which shall be provided to Buyer at least *** prior to the Scheduled Delivery Month of the first Aircraft hereunder). At all times during ground inspections and acceptance flights, Bombardier shall retain control over the Aircraft.

8.6 ***

8.7 ***

8.8 ***

(a) ***

(b) ***

(c) ***

(d) ***

(e) ***

8.9 ***

ARTICLE 9 - TITLE AND RISK

9.1 Title to the Aircraft and risk of loss of or damage to the Aircraft passes to Buyer when Bombardier delivers the Bill of Sale to Buyer on the Delivery Date.

9.2 If, after transfer of title on the Delivery Date, the Aircraft remains in or is returned to the care, custody or control of Bombardier, Buyer shall retain risk of loss of, or damage to the Aircraft and for itself and on behalf of its insurer(s) hereby waives, renounces and releases Bombardier and any of Bombardier's affiliates from any claim, whether direct, indirect or by way of subrogation, for damages to or loss of the Aircraft arising out of, or related to, or by reason of such care, custody or control, other than any such claims for direct damages arising out of or in relation to the gross negligence or wilful misconduct of Bombardier.

ARTICLE 10 - CHANGES

10.1 Buyer Requested Changes

***

(a) ***

(b) ***

(c) ***

(d) ***

***

10.2 Permitted Changes

***

(a) ***

     (b) ***

          1) ***
          2) ***

provided that such substitution, change or modification shall not ***

***

10.3 Regulatory Changes

If any change to, or modification or testing of, the Aircraft is required by any law or governmental regulation or requirement or interpretation thereof by any governmental agency having jurisdiction in order to meet the requirements of Article 7.2 (a "Regulatory Change"), such Regulatory Change shall be made to the Aircraft prior to the Delivery Date to the extent practicable, or at such other time after the Delivery Date as the parties may agree upon.

***

(a) ***

(b) ***

If delivery of the Aircraft is delayed by the incorporation of any Regulatory Change, such delay shall be an Excusable Delay within the meaning of Article 12.

Bombardier shall issue a Change Order reflecting any Regulatory Change which shall set forth in detail the particular changes to be made and the anticipated effect, if any, of such changes on design, performance, weight, balance, Scheduled Delivery Month, Base Price and Aircraft Purchase Price. Any Change Orders issued pursuant to this Article shall be effective and binding upon the date of Bombardier's transmittal of such Change Order.

10.4 For the avoidance of doubt, Bombardier and Buyer acknowledge that Buyer Requested Changes, Permitted Changes and Regulatory Changes are intended to be mutually exclusive categories.

  ARTICLE 11 - BUYER'S REPRESENTATIVES AT BOMBARDIER SITE

  11.1 From time to time, commencing nine (9) months prior to the Scheduled Delivery Month of the first Aircraft to be delivered and ending with the Delivery Date of the last Aircraft purchased hereunder, Bombardier shall furnish, without charge, private office space (including a secure analogue telephone line to allow connection of a Buyer supplied facsimile machine) at Bombardier's facility relating to the manufacture of the Aircraft for one (1) representative of Buyer. Buyer shall be responsible for all expenses of its representative and shall notify Bombardier at least thirty (30) calendar days prior to the first scheduled visit of such representative and one (1) day for each subsequent visit.

  ***

  11.2 Bombardier's and Bombardier's affiliates' facilities relating to the manufacture of the Aircraft shall be accessible to Buyer's representative during normal working hours. Buyer's representative shall have the right, upon reasonable notice to Bombardier, to observe periodically the work at Bombardier's or Bombardier's affiliates' facilities where the work is being carried out provided there shall be no disruption in the performance of the work.

  11.3 Buyer's representative shall conform to Bombardier's rules and regulations and any other rules and regulations applicable at the facilities being visited.

  11.4 At any time prior to delivery of the Aircraft, Buyer's representative may request, in writing, correction of parts or materials which they reasonably believe are not in accordance with the Specification. Bombardier shall provide a written response to any such request. Communication between Buyer's representative and Bombardier shall be solely through Bombardier's Contracts Department.

  11.5 Buyer hereby releases and agrees to defend, indemnify and hold harmless Bombardier, its affiliates and their respective officers, directors, agents, employees and contractors from and against all liabilities, damages, losses, costs and expenses resulting from any acts by Buyer's representatives or resulting from injuries to or death of, Buyer's representatives while at the facilities of Bombardier or Bombardier's affiliates or their respective subcontractors or during inspection, acceptance flight or acceptance of the Aircraft, regardless of cause or fault except any thereof arising out of or related to the gross negligence or wilful misconduct of Bombardier's representatives.

  11.6 Bombardier hereby releases and agrees to defend, indemnify and hold harmless Buyer, its affiliates and their respective officers, directors, agents, employees and contractors from and against all liabilities, damages, losses, costs and expenses resulting from any acts by Buyer's representatives or resulting from injuries to or death of, Bombardier's representatives while at the facilities of Bombardier or Bombardier's affiliates or their respective subcontractors or during inspection, acceptance flight or acceptance of the Aircraft, regardless of cause or fault except any thereof arising out of or related to the gross negligence or wilful misconduct of Buyer's representatives.

ARTICLE 12 - EXCUSABLE DELAY

12.1 In the event of a delay on the part of Bombardier in the performance of its obligations or responsibilities under the provisions of the Agreement due directly or indirectly to a cause or causes: 1) reasonably beyond the control of Bombardier and 2) not occasioned by the fault or negligence of Bombardier (an "Excusable Delay"), Bombardier shall not be liable for, nor be deemed to be in default under the Agreement on account of such delay in delivery of the Aircraft or other performance thereunder and the time fixed or required for the performance of any obligation or responsibility in the Agreement shall be extended for a period equal to the period during which any such Excusable Delay or the effect thereof persists. Excusable Delay shall be deemed to include, without limitation, delays occasioned by the following causes:

(a) force majeure or acts of God;
(b) war, warlike operations, act of the enemy, armed aggression, civil commotion, insurrection, riot or embargo;
(c) fire, explosion, earthquake, lightning, flood, draught, windstorm or other action of the elements or other catastrophic or serious accidents;
(d) epidemic or quarantine restrictions;
(e) any legislation, act, order, directive or regulation of any governmental or other duly constituted authority;
(f) strikes, lock-out, walk-out, and/or other labour troubles causing cessation, slow-down or interruption of work;
(g) after due and timely diligence and commercially reasonable efforts by Bombardier, lack or shortage or delay in delivery of supplies, materials, accessories, equipment, tools or parts;
(h) after due and timely diligence and commercially reasonable efforts by Bombardier, delay or failure of carriers, subcontractors or suppliers for any reason whatsoever; or
(i) after due and timely diligence and commercially reasonable efforts by Bombardier, delay in obtaining any airworthiness approval or certificate, or any equivalent approval or certification for a previously uncertified Aircraft part, component or computer software.

12.2   (a) ***

          (b) ***

12.3 ***

12.4 ***

12.5 ***

ARTICLE 13 - NON-EXCUSABLE DELAY/FAILURE TO DELIVER

13.1 ***

        ***

13.2 ***

***

13.3 ***

ARTICLE 14 - TERMINATION

14.1 This Agreement may be terminated, in whole or in part, with respect to any or all of the Aircraft before the applicable Delivery Date by either party (the "Terminating Party") by Notice to the other party (the "Other Party") if:

(a) the Other Party makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts or generally does not pay its debts as they become due; or

(b) a receiver or trustee is appointed for the Other Party or for substantially all of the Other Party's assets and, if appointed without the Other Party's consent, such appointment is not discharged or stayed within *** thereafter; or

(c) proceedings or action under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors are instituted by or against the Other Party, and, if contested by the Other Party, are not dismissed or stayed within *** thereafter; or

(d) any writ of attachment or execution or any similar process is issued or levied against the Other Party or any significant part of its property and is not released, stayed, bonded or vacated within *** after its issue or levy.

14.2 ***

     (a) ***

     (b) ***

14.3 ***

14.4 ***

     (a) ***

     (b) ***

     (c) ***

***

(d) ***

ARTICLE 15 - NOTICES

15.1 Any Notice given under this Agreement shall be in writing and may be delivered by hand against written receipt, registered mail, facsimile providing reasonable proof of transmission or recognized international courier by the party giving the Notice and shall be addressed as follows:

(a) to Bombardier:

Bombardier Inc.
Bombardier Aerospace - Regional Aircraft
123 Garratt Boulevard
Downsview, Ontario
Canada
M3K 1Y5
Attention: Director of Contracts

Facsimile: (416) 375-4533

(b) to Buyer:

US Airways Group, Inc.
2345 Crystal Drive, Arlington, Virginia,
22227, USA

Attention: Vice President, Fleet Planning

Facsimile: (703) 872-7515

15.2 Notice given in accordance with Article 15.1 shall be deemed sufficiently given to by the addressees when received.

ARTICLE 16 - INDEMNITY AGAINST PATENT INFRINGEMENT

16.1 In the case of any actual or alleged infringement of any Canadian or United States patent or, subject to the conditions and exceptions set forth below, any patent issued under the laws of any other country in which Buyer from time to time may lawfully operate the Aircraft ("Other Patents"), by the Aircraft, or by any system, accessory, equipment or part installed in such Aircraft at the time title to such Aircraft passes to Buyer, Bombardier shall indemnify, protect and hold harmless Buyer from and against all claims, suits, actions, liabilities, damages and costs resulting from the infringement, excluding any indirect, incidental, consequential, or punitive damages (which include without limitation loss of revenue or loss of profit) and Bombardier shall, at its option and expense:

(a) procure for Buyer the right under such patent to use such system, accessory, equipment or part; or

(b) replace such system, accessory, equipment or part with one of the similar nature and quality that is non-infringing; or

(c) modify such system, accessory, equipment or part to make same non-infringing in a manner such as to keep it otherwise in compliance with the requirements of this Agreement.

Bombardier's obligation hereunder shall extend to Other Patents only if from the time of design of the Aircraft, system, accessory, equipment or part until the alleged infringement claims are resolved:

(a) such other country and the country in which the Aircraft is permanently registered have ratified and adhered to and are at the time of the actual or alleged infringement contracting parties to the Chicago Convention on International Civil Aviation of December 7, 1944 and are fully entitled to all benefits of Article 27 thereof; and

(b) such other country and the country of registration shall each have been a party to the International Convention for the Protection of Industrial Property (Paris Convention) or have enacted patent laws which recognize and give adequate protection to inventions made by the nationals of other countries which have ratified, adhered to and are contracting parties to both of the forgoing conventions.

16.2 The foregoing indemnity does not apply to equipment provided by Buyer to Bombardier, or to avionics, engines or any system, accessory, equipment or part that was not manufactured to Bombardier's detailed design or to any system, accessory, equipment or part manufactured by a third party to Bombardier's detailed design without Bombardier's authorization.

16.3 Buyer's remedy and Bombardier's obligation and liability under this Article are conditional upon (i) Buyer giving Bombardier written notice within ten (10) days after Buyer receives notice of a suit or action against Buyer alleging infringement or within twenty (20) days after Buyer receives any other written claim of infringement (ii) Buyer uses reasonable efforts in full cooperation with Bombardier to reduce or mitigate any such expenses, damages, costs or royalties involved, and (iii) Buyer furnishes promptly to Bombardier all data, papers and records in its possession or control necessary or useful to resist and defend against such claim or suit. Bombardier may at its option conduct negotiations with any party claiming infringement and may intervene in any suit or action. Whether or not Bombardier intervenes, Bombardier shall be entitled at any stage of the proceedings to assume or control the defense of any claim. Buyer's remedy and Bombardier's obligation and liability are further conditional upon Bombardier's prior approval of Buyer's payment or assumption of any liabilities, expenses, damages, royalties or costs for which Bombardier may be held liable or responsible.

16.4 THE INDEMNITY, OBLIGATIONS AND LIABILITIES OF BOMBARDIER AND REMEDIES OF BUYER SET OUT IN THIS ARTICLE ARE EXCLUSIVE AND ACCEPTED BY BUYER TO BE IN LIEU OF AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITIES OF BOMBARDIER AND OF ITS AFFILIATES AND ALL OTHER RIGHTS, REMEDIES AND CLAIMS, INCLUDING CLAIMS FOR DAMAGES, DIRECT, INDIRECT, INCIDENTAL, CONSEQUENTIAL, OR PUNITIVE OF BUYER AGAINST BOMBARDIER AND ITS AFFILIATES EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT BY THE AIRCRAFT OR ANY INSTALLED SYSTEM, ACCESSORY, EQUIPMENT OR PART.

ARTICLE 17 - LIMITATION OF LIABILITY; DISCLAIMER AND RELEASE; INDEMNIFICATION

17.1 ***

17.2 ***

17.3 ***

ARTICLE 18 - ASSIGNMENT

18.1 ***

***

18.2 Bombardier may assign, sell, transfer or dispose of (in whole or in part) any of its rights and obligations hereunder to a wholly owned Subsidiary or affiliate of Bombardier provided that there is no increase to the liability and/or responsibility of Buyer and that Bombardier remains jointly and severally liable with any assignee for the performance of its obligations under this Agreement.

18.3 Except as provided in Article 18.1 and 18.2, Buyer shall not assign, sell, transfer or dispose of (in whole or in part) any of its rights or obligations hereunder without Bombardier's prior written consent. In the event of such assignment, sale, transfer or disposition, Buyer shall remain jointly and severally liable with any assignee for the performance of all and any of Buyer's obligations under the Agreement.

18.4 ***

18.5 Bombardier may assign any of its rights to receive money hereunder without the prior consent of Buyer.

ARTICLE 19 - SUCCESSORS

19.1 This Agreement shall inure to the benefit of and be binding upon each of Bombardier and Buyer and their respective successors and permitted assigns.

ARTICLE 20 - APPLICABLE LAWS

20.1 This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to any conflict of laws principles which might result in the application of the laws of any other jurisdiction.

20.2 Bombardier's obligations under this Agreement shall be subject to and apply only to the extent permitted by applicable laws, regulations, directives and/or orders regarding export controls, including those of the United States.

ARTICLE 21 - CONFIDENTIAL NATURE OF AGREEMENT

21.1 This Agreement and its terms are confidential between the parties and shall not, without the prior written consent of the other party, be disclosed by either party (or its directors, officers, employees or agents) in whole or in part to any other person or body except as may be necessary for either party to carry out its obligations under this Agreement except as expressly permitted by Section 21.5. Provided however and subject to the provisions of Article 8.0 of Letter Agreement No. 11 to the Agreement, Buyer shall be permitted, solely for the purposes of complying with the Air Transportation Stabilization Board Loan Agreement among Buyer, US Airways, Inc. and certain of their Subsidiaries and certain lenders thereto, Phoenix American Financial Services, Bank of America, N.A. and the Air Transportation Stabilization Board dated March 31, 2003 (the "ATSB Loan Agreement") to disclose the Agreement and its terms to the parties to said ATSB Loan Agreement, or their respective successors and their respective financial advisors and legal counsel solely on a need to know basis and solely for the purposes of assessing Buyer's business plan. It is Buyer's responsibility to have Bombardier's standard non-disclosure agreement executed with any third party prior to disclosure of any such information and provide such to Bombardier for approval.

21.2 Except as may be reasonably required for the normal operation, maintenance, overhaul and repair of the Aircraft, Buyer shall hold confidential all technical data and information supplied by or on behalf of Bombardier. Buyer shall not reproduce any technical data or information or divulge the same to any third party without the prior written consent of Bombardier.

21.3  Either party may announce the signing of this Agreement by means of a notice to the press provided that the content and date of the notice has been agreed to by the other party.

21.4 This Article 21 shall survive any termination of this Agreement.

21.5 In the event Buyer now or hereafter has a class of securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or is subject to the reporting requirements of Section 15(d) thereof, or Buyer proposes to effect an offering of securities registered under the Securities Act of 1933, as amended (the "Securities Act"), and in any such case, Buyer reasonably determines, based upon the advice of counsel that this Agreement is required to be filed as an exhibit to a registration statement under the Securities Act or a periodic report under the Exchange Act, Buyer shall notify Bombardier, by written notice, at least thirty (30) days prior to the date of such anticipated filing of such determination and the reasons therefor, and shall use its best efforts to work with Bombardier to prepare and file with the Securities and Exchange Commission (the "Commission") a request for confidential treatment under the Exchange Act or under the Securities Act, as the case may be, with respect to information in this Agreement and such other information as Bombardier may reasonably request.

Subject to compliance with the foregoing, and notwithstanding the other provisions of this Article, portions of this Agreement may be filed as exhibits to such registration statement or periodic report to the extent required by the Commission and such filing shall not constitute a breach hereof by Buyer.

ARTICLE 22 - AGREEMENT

22.1 This Agreement constitutes the entire Agreement between Bombardier and Buyer and supersedes and cancels all prior agreements, negotiations, drafts, representations and communications, whether oral or written, between Bombardier and Buyer or their respective agents, with respect to or in connection with the subject matter of this Agreement.

22.2 No agreement or understanding varying or supplementing the terms and conditions hereof shall be binding on either Bombardier or Buyer unless an amendment to this Agreement is issued and duly signed by their respective authorized representatives pursuant to the provisions of this Article.

22.3 In the event of any inconsistencies between this Agreement and any of the Schedules and Annexes or other documents referred to herein, the provisions of this Agreement shall prevail, unless stated otherwise.

22.4 If any of the provisions of this Agreement are for any reason declared by judgment of a court of competent jurisdiction to be unenforceable or ineffective, those provisions shall be deemed severable from the other provisions of this Agreement and the remainder of this Agreement shall remain in full force and effect.

22.5 THE BENEFIT OF THE WAIVER, RELEASE, RENUNCIATION AND EXCLUSION OF LIABILITY IN EACH OF ARTICLES 11.5, 16.4, 17, ANNEX A ARTICLE 2.9.4.5 AND ANNEX B ARTICLE 5.1 EXTENDS ALSO TO THE OTHER DIVISIONS, OTHER SUBSIDIARIES, AND OTHER AFFILIATES OF BOMBARDIER INC. (COLLECTIVELY THE "BOMBARDIER GROUP") AND TO THE OFFICERS, DIRECTORS, EMPLOYEES AND REPRESENTATIVES OF THE BOMBARDIER GROUP, ON WHOSE BEHALF AND FOR WHOSE BENEFIT BOMBARDIER IS, FOR PURPOSES OF THIS ARTICLE 24.3, ACTING AS AGENT AND TRUSTEE.

22.6 Bombardier and Buyer confirm to each other they have each obtained the required authorizations and fulfilled any applicable conditions to enable each of them to enter into this Agreement.

22.7 Buyer and Bombardier agree that this Agreement has been the subject of discussion and negotiation and is fully understood by the parties hereto and that the price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of the provisions contained herein including without limitation in Articles 11.5, 13.2, 16.4 and 17.

IN WITNESS WHEREOF this Agreement was signed on the date written hereof:

For and on behalf of                                            For and on behalf of

US AIRWAYS GROUP, INC.                           Bombardier INC.
                                                                            Bombardier Aerospace
                                                                            Regional Aircraft

By:  /s/ Jeffery A. McDougle                              By: /s/ Thomas E. Bell

Name: Jeffery A. McDougle                               Name: Thomas E. Bell

Title:   Vice President - Finance and Treasurer   Title:   Manager, Contracts

SCHEDULE I

ECONOMIC ADJUSTMENT FORMULA

1. ***

2. ***

3. ***

4. ***

5. ***

SCHEDULE II

CERTIFICATE OF ACCEPTANCE

The undersigned hereby acknowledges on behalf of US Airways Group, Inc. ("Buyer") that the Aircraft bearing manufacturer's serial number _____ fitted with two (2) /General Electric *** engines bearing serial numbers __________ and __________ is accepted for all purposes of that certain Master Purchase Agreement MPA-515 signed on the ______ day of ______________, 200_ between Bombardier Inc., Bombardier Aerospace, Regional Aircraft and buyer.

Place:                                                           Date:

Signed for and on behalf of

[Buyer's name]

Per:  Jeffery A. McDougle

Title:  Vice President - Finance and Treasurer

SCHEDULE III

BILL OF SALE

1. FOR VALUABLE CONSIDERATION, BOMBARDIER INC., BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER"), OWNER OF THE FULL LEGAL AND BENEFICIAL TITLE OF THE AIRCRAFT DESCRIBED AS FOLLOWS:

ONE BOMBARDIER CRJ MODEL *** AIRCRAFT BEARING:

MANUFACTURER'S SERIAL NO.:                                          ; WITH:

CF34-3B1/8C1/8C5 ENGINES SERIAL NOS.:_________________________, AND

AUXILIARY POWER UNIT NO.: __________________________

DOES THIS ______ DAY OF ______________ 200_ HEREBY SELL, GRANT, TRANSFER AND DELIVER ALL RIGHT, TITLE AND INTEREST IN AND TO SUCH AIRCRAFT UNTO: US AIRWAYS GROUP, INC. ("BUYER").

BY VIRTUE OF THE EXECUTION OF THIS BILL OF SALE, BOMBARDIER HEREBY DIVESTS ITSELF OF ALL ITS RIGHT, TITLE AND INTEREST OF ANY KIND IN THE AIRCRAFT, IN FAVOUR OF BUYER.

BOMBARDIER WARRANTS TO BUYER, ITS SUCCESSORS AND ASSIGNS THAT ON THE DATE HEREOF IT IS THE LAWFUL OWNER OF GOOD, VALID AND MARKETABLE TITLE IN AND TO THE AIRCRAFT AND HAS GOOD RIGHT TO SELL THE SAME AND THAT SUCH TITLE TO THE AIRCRAFT IS ON THE DATE HEREOF FREE AND CLEAR OF ALL CLAIMS, LIENS, ENCUMBRANCES AND RIGHTS OF OTHERS OF ANY NATURE WHATSOEVER (OTHER THAN THOSE CREATED BY OR THROUGH BUYER) AND THAT BOMBARDIER WILL DEFEND SUCH TITLE FOREVER AGAINST SUCH CLAIMS, LIENS, ENCUMBRANCES AND RIGHTS OF OTHERS OF ANY NATURE WHATSOEVER (OTHER THAN THOSE CREATED BY OR THROUGH BUYER).

THIS WARRANTY BILL OF SALE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

PLACE:                                                       TIME:

For and on behalf of

BOMBARDIER INC.
Bombardier Aerospace, Regional Aircraft

Per:  Thomas E. Bell

Title: Manager, Contracts

SCHEDULE IV

CERTIFICATE OF RECEIPT OF AIRCRAFT

     THE UNDERSIGNED HEREBY ACKNOWLEDGES TO HAVE RECEIVED FROM BOMBARDIER INC., BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT, AT DORVAL/MIRABEL AIRPORT, ADJACENT TO BOMBARDIER'S PLANT IN DORVAL/MIRABEL, PROVINCE OF QUEBEC, CANADA, ON THE _____________ DAY OF ______________ , AT THE HOUR OF _____________ O'CLOCK, ONE (1) / BOMBARDIER CRJ MODEL *** AIRCRAFT, BEARING SERIAL NUMBER ______________, INCLUDING WITH THE AIRCRAFT TWO (2) *** TURBOFAN ENGINES BEARING MANUFACTURER'S SERIAL NUMBERS _____________ & __________________ AND OTHER MAJOR REPLACEABLE ACCESSORIES ATTACHED TO THE AIRCRAFT AND ENGINES.

Signed for and on behalf of
[Buyer's name]:

Per:  Jeffery A. McDougle

Title:   Vice President - Finance and Treasurer

SCHEDULE V
CHANGE ORDER
(PRO FORMA)

CONTRACT CHANGE ORDER

PURCHASER:

PURCHASE AGREEMENT NO.:                         AIRCRAFT TYPE:
SUPPLEMENT NO.:
C.C.O. NO.:                                                             DATED:
                                                                                  PAGE __ of __
REASON FOR CHANGE:

________________________________________________________________________

DESCRIPTION OF CHANGE:

ALL OTHER TERMS AND CONDITIONS OF THIS AGREEMENT WILL REMAIN UNCHANGED

For administrative purposes only, a consolidation of the amendments contained in this CCO is attached. In the event of inconsistencies between the consolidation and this CCO, this CCO shall prevail.
_____________________________________________________________________

FOR AND ON BEHALF OF                FOR AND ON BEHALF OF

Bombardier Inc.                                       US Airways Group, Inc.
Bombardier Aerospace
Regional Aircraft

Signed:  /s/ Thomas E. Bell                     Signed:  /s/ Jeffery A. McDougle

Name: Thomas E. Bell                            Name: Jeffery A. McDougle

Title: Manager, Contracts                       Title: Vice President - Finance and Treasurer

Date:                                                        Date:

ANNEX A

AIRLINE SUPPORT SERVICES

TECHNICAL SUPPORT, SPARE PARTS, TRAINING AND TECHNICAL DATA

The following Customer Support Services are those services to which reference is made in Article 3 of the Agreement.

ARTICLE 1 - TECHNICAL SUPPORT

1.1 Factory Service

Bombardier agrees to maintain or cause to be maintained the capability to respond to Buyer's technical inquiries, to conduct investigations concerning repetitive maintenance problems and to issue findings and recommend action thereon for:

(a) the model CL-600-2B19 aircraft, as long as *** CL-600-2B19 aircraft remain in commercial air transport service worldwide,
(b) the model CL-600-2C10 aircraft, as long as *** CL-600-2C10 aircraft remain in commercial air transport service worldwide, or
(c) the model CL-600-2D15/CL-600-2D24 aircraft, as long as ***CL-600-2D15/CL-600-2D24 aircraft remain in commercial air transport service worldwide.

1.2 Field Service Representative

1.2.1 Services

Bombardier shall assign *** to Buyer's main base of operation ***

1.2.2 Term

Such assignment shall be for *** and shall commence approximately *** prior to the Delivery Date of the first Aircraft. The FSR assignment may be extended on terms and conditions to be mutually agreed.

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1.2.3 Responsibility

The FSR's responsibility shall be to provide technical advice to Buyer for the line maintenance and operation of the Aircraft systems and troubleshooting during scheduled and unscheduled maintenance by Buyer's designated personnel ("FSR Services").

1.2.4 ***

***

1.2.5 ***

***

1.2.6 Travel

If requested by Buyer, the FSR *** may, at Buyer's expense, travel to another location to provide technical advice to Buyer.

1.2.7 Office Facilities

Buyer shall furnish the FSR *** at no charge to Bombardier, suitable and private office facilities and related equipment including desk, file cabinet, access to two telephone lines, facsimile and photocopy equipment conveniently located at Buyer's main base of operation or other location as may be mutually agreed.

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1.2.8 Additional Expenses

Buyer shall reimburse Bombardier (net of any additional taxes on such reimbursement) the amount of any United States taxes and fees of whatever nature, including any United States customs duties, withholding taxes or fees together with any penalties or interest thereon, paid or incurred by Bombardier or the FSR *** or other Bombardier employee as a result of or in connection with the rendering of the services.

1.2.9   Right to Stop Work

Bombardier shall not be required to commence or continue the FSR *** Services when:

a)there is a labour dispute or work stoppage in progress at Buyer's facilities;

b)there exist war, risk of war or warlike operations, riots or insurrections;

c)there exist conditions that are dangerous to the safety or health of the FSR *** or other Bombardier employee; or

d)the Government of the country where Buyer's facilities are located or where Buyer desires the FSR *** to travel refuses the Bombardier employee permission to enter said country or Buyer's base of operations.

1.2.10 Work Permits and Clearances

Buyer shall arrange for all necessary work permits and airport security clearances required for the FSR *** or other Bombardier employee to permit timely accomplishment of the FSR *** services.

1.2.11 ***

***

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1.3 Maintenance Planning Support

1.3.1 Scheduled Maintenance Task Cards

As described in Annex A Attachment A, Bombardier shall provide Buyer with scheduled maintenance task cards according to Bombardier's standard format that shall conform to the Aircraft at the Delivery Date. ***

1.3.2   In-Service Maintenance Data

Buyer agrees to provide Bombardier with in-service maintenance data in order to assist Bombardier in providing updates to Bombardier's recommended maintenance program. Buyer and Bombardier shall agree on standards and frequency for communication of such data.

1.3.3 ***

***

1.4 Additional Services

At Buyer's request Bombardier shall provide a proposal to provide such additional support and services as the parties may agree upon, which may include special investigations, maintenance and repair of the Aircraft.

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ARTICLE 2 - SPARE PARTS, GSE, TOOLS AND TEST EQUIPMENT

2.0 Definitions

a."Bombardier Parts":

any spare parts, ground support equipment, tools and test equipment which bear an inhouse Cage Code number in the Bombardier Provisioning Files,

b."Illustrated Parts Catalogue";

shall mean a spare parts reference manual depicting assembly and component parts lists breakdowns and illustrations generally in disassembly sequence;

c. "Order":

any order for Spare Parts issued by Buyer to Bombardier;

d. "Power Plant Parts":

any power plant or power plant part or assembly carrying the power plant manufacturer's part number or any part furnished by the power plant manufacturer purchased as Spare Parts for incorporation on the Aircraft;

e. "Spare Parts":

all materials, spare parts, assemblies, special tools and items of equipment, including ground support equipment, ordered for the Aircraft by Buyer from Bombardier. The term Spare Parts includes Bombardier Parts, Power Plant Parts and Vendor Parts;

f. "Spare Parts Price Catalogue";

shall mean a list of spare parts prices periodically published by Bombardier Inc.;

g. "Technical Data":

shall have the meaning attributed to it in Annex A Article 4.1; and

h. "Vendor Parts":

any spare parts, ground support equipment, tools and test equipment for the Aircraft which are not Bombardier Parts or Power Plant Parts.

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2.1 Term and Applicability

This Annex A Article 2 shall become effective on the date hereof and shall remain in full force and effect with respect to the purchase and sale of Spare Parts for:

(a) the model CL-600-2B19 aircraft, as long as at least *** of the CL-600-2B19 aircraft remain in commercial air transport worldwide,
(b) the model CL-600-2C10 aircraft, as long as at least *** CL-600-2C10 aircraft remain in commercial air transport service worldwide or,
(c) for the model CL-600-2D15/CL-600-2D24 aircraft, as long as at least *** CL-600-2D15/CL-600-2D24 aircraft remain in commercial air transport service worldwide.

The provisions of Annex A Articles 2.2, 2.6.5, 2.24 and Annex B Article 5.0 shall survive expiration or termination of this Agreement.

2.2 Order Terms

Terms and conditions hereof shall apply to all Orders placed by Buyer with Bombardier in lieu of any terms and conditions in Buyer's purchase orders.

2.3 Purchase and Sale of Spare Parts

2.3.1 Agreement to Manufacture and Sell

Bombardier shall manufacture, or procure, and make available for sale to Buyer suitable Spare Parts in quantities sufficient to meet the reasonably anticipated needs of Buyer for normal maintenance and normal spares inventory replacement. Bombardier shall also maintain or cause to be maintained a shelf stock of certain Bombardier Parts selected by Bombardier to ensure reasonable re-order lead times and emergency support. Bombardier shall also maintain or cause to be maintained a reasonable quantity of Bombardier insurance parts. Insurance parts as used herein shall include, but not be limited to, dispatch-essential parts such as major flight control surfaces.

2.3.2 Agreement to Maintain Sufficient Spare Part Inventories

In consideration of Article 2.3.1 above, Buyer agrees to establish a mutually agreed level of Spare Parts inventories in advance of the delivery of the first Aircraft to support a successful introduction of the Aircraft. Buyer shall maintain sufficient Spare Parts in its inventory to meet the reasonably anticipated needs for normal maintenance, dispatch reliability and normal spares inventory replacement for each Aircraft.

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2.4 Agreement to Purchase Bombardier Parts

2.4.1 Purchase of Bombardier Parts

In consideration of Bombardier's obligation under Annex A Article 2.3.1, during the term stated in Annex A Article 2.1, Buyer agrees to purchase Bombardier Parts only from Bombardier or from airlines operating the same type aircraft purchased herein. Buyer may however purchase Bombardier Parts from any source whatsoever, redesign Bombardier Parts, or have them redesigned, manufacture Bombardier Parts, or have them manufactured, under the following conditions:

a)When less than ***

b)Any time Bombardier Parts are needed to effect emergency repairs on the Aircraft, provided that such purchase, redesign or manufacture by or from sources other than Bombardier allows Buyer to obtain Bombardier Parts in less time than Bombardier requires to furnish them; or

c)If Buyer has notified Bombardier in writing that any Bombardier Parts are defective or unsatisfactory in use and if within a reasonable period thereafter Bombardier has not provided a satisfactory resolution or made redesigned Bombardier Parts available.

2.4.2 Buyer's Right to Purchase, Redesign or Manufacture

Buyer's right to purchase, redesign or to have redesigned or manufacture or to have manufactured Bombardier Parts under the preceding Article shall not be construed as a granting of a license by Bombardier and shall not obligate Bombardier to disclose to anyone Technical Data or other information nor to the payment of any license fee or royalty or create any obligation whatsoever to Bombardier and Bombardier shall be relieved of any obligation or liability with respect to patent infringement in connection with any such redesigned part. Buyer shall be responsible for obtaining all regulatory authority approvals required by Buyer to repair the Aircraft using redesigned or manufactured Bombardier Parts as described in the preceding Article. Any such redesigned part shall be identified with Buyer's part number only.

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2.4.3 Notice to Bombardier of Redesigned Parts

If Buyer redesigns or has had any Bombardier Parts redesigned, Buyer shall immediately thereafter advise Bombardier and make available to Bombardier and its affiliates any such redesigned part or manufacturing process therefor or drawings thereof. If Bombardier requests, Buyer shall negotiate with Bombardier, within *** after such redesigned part or manufacturing process therefor or drawings thereof are made available to Bombardier, for the granting to Bombardier of the exclusive manufacturing rights of the redesigned part.

2.5 Purchase of Vendor Parts & Power Plant Parts

Bombardier shall not be obligated to maintain a stock of Vendor Parts or Power Plant Parts. Bombardier may elect to maintain a spares stock of selected Vendor Parts and/or Power Plant Parts at its own discretion to support provisioning and replenishment sales. Vendor Parts and Power Plant Parts shall be delivered in accordance with the applicable vendor's quoted lead time plus Bombardier's internal processing time.

2.6 Spare Parts Pricing

2.6.1 Spare Parts Price Catalogue

Intentionally left blank. Refer to the *** Letter Agreement No. 4, Article 4.0, to the Agreement.

2.6.2 Bombardier Prices for Vendor Parts

If Buyer orders Vendor Parts from Bombardier, the price shall be as published in the Spare Parts Price Catalogue ***.

2.6.3 Quotations

Price and delivery quotations for items not listed in the Spare Parts Price Catalogue shall be provided at Buyer's request by Bombardier. Price quotations will be held firm for a period of *** or as otherwise specified by Bombardier. Responses to quotation requests will be provided within ***.

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2.6.4 Price Applicability

If Buyer requests accelerated production, delivery or special handling for Bombardier Parts not taken into account in the price set out in the Spare Parts Price Catalogue for such Bombardier Parts and as set out in Letter Agreement No. 4 to the Agreement ***, Bombardier may increase the price from the original quotation to cover any additional costs to Bombardier resulting from such accelerated production, delivery or special handling.

2.6.5 Currency and Taxes

All Spare Parts Price Catalogue and quotation prices shall be in U.S. dollars and exclusive of transportation, taxes, duties and licenses.

Buyer shall pay to Bombardier upon demand the amount of any sales, use, value-added, excise or similar taxes imposed by any federal, provincial or local taxing authority within Canada, and the amount of all taxes imposed by any taxing authority outside Canada, required to be paid by Bombardier as a result of any sale, use, delivery, storage or transfer of any Spare Parts. If Bombardier has reason to believe that any such tax is applicable, Bombardier shall separately state the amount of such tax in its invoice. If a claim is made against Bombardier for any such tax, Bombardier shall promptly notify Buyer.

In addition, Buyer shall pay to Bombardier on demand the amount of any customs duties required to be paid by Bombardier with respect to the importation by Buyer of any Spare Parts.

2.6.6 ***

***

2.7 Provisioning

2.7.1 Pre-provisioning/Provisioning Conference

A pre-provisioning conference shall be convened on a date to be mutually agreed between Buyer and Bombardier in order to:

(i)discuss the operational parameters to be provided by Buyer to Bombardier which Bombardier considers necessary for preparing its quantity recommendations for initial provisioning of Spare Parts to be purchased from Bombardier or vendors ("Provisioning Items");

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(ii)review Buyer's ground support equipment and special tool requirements for the Aircraft;

(iii)discuss the format of the provisioning documentation to be provided to Buyer from Bombardier for the selection of Provisioning Items; and

(iv)arrive at a schedule of events for the initial provisioning process, including the establishment of a date for the initial provisioning conference ("Initial Provisioning Conference") which shall be scheduled where possible at least ***.

The time and location of the pre-provisioning conference shall be mutually agreed upon between the parties; however, Bombardier and Buyer shall use their best efforts to convene such meeting ***.

2.8 Initial Provisioning Documentation

Initial provisioning documentation for Bombardier Parts and Vendor Parts shall be provided by Bombardier as follows:

a)Bombardier shall provide, as applicable to Buyer, no later than ***, or as may be mutually agreed, the initial issue of provisioning files as required by ATA Specification 2000, Chapter 1 (as may be amended by Bombardier);

Revisions to this provisioning data shall be issued by Bombardier every *** as may be mutually agreed;

b)Bombardier shall provide, as required by Buyer, all provisioning data files defined in Chapter 1 of ATA Specification 2000; and

c)the Illustrated Parts Catalogue designed to support provisioning shall be issued concurrently with provisioning data files and revised every *** until ***.

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***

***

2.8.1 Obligation to Substitute Obsolete Spare Parts

In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Buyer from Bombardier is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereto (other than a redesign at Buyer's request), ***.

2.8.2 Delivery of Obsolete Spare Parts and Substitutes

Obsolete or unusable Spare Parts returned by Buyer pursuant to Annex A Article 2.8.1 shall be delivered to Bombardier at its plant in Ontario or Quebec, or such other destination as Bombardier may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts shall be delivered to Buyer from Bombardier's plant in Ontario or Quebec, or such other Bombardier shipping point as Bombardier may reasonably designate. ***

2.8.3 Obligation to Repurchase Surplus Provisioning Items

Bombardier acknowledges that Buyer will initiate *** Initial Provisioning exercises within the first *** from the introduction of the Aircraft. Bombardier offers that for a period of *** following each of the *** initial provisioning order placements, Bombardier shall, upon receipt of Buyer's written request and subject to the exceptions in Annex A Article 2.8.4, ***.

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2.8.4 Exceptions

Bombardier shall not be obligated under Annex A Article 2.8.3 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Bombardier in its Recommended Spare Parts List ("RSPL") for the Aircraft, (ii) Power Plant Parts, QEC Kits, standard hardware, bulk and raw materials, ground support equipment and special tools, (iii) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Buyer's modification of the Aircraft, and (iv) Provisioning Items which become surplus as a result of a change in Buyer's operating parameters provided to Bombardier pursuant to Annex A Article 2.7, which were the basis of Bombardier's initial provisioning recommendations for the Aircraft.

2.8.5 Notification and Format

Buyer shall notify Bombardier, in writing, when Buyer desires to return Provisioning Items which Buyer's review indicates are eligible for repurchase by Bombardier under the provisions of Annex A Article 2.8.3. Buyer's notification shall include a detailed summary, in part number sequence, of the Provisioning Items Buyer desires to return. Such summary shall be in the form of listings as may be mutually agreed between Bombardier and Buyer, and shall include part number, nomenclature, purchase order number, purchase order date and quantity to be returned.

Within *** after receipt of Buyer's notification, Bombardier shall advise Buyer in writing, if Bombardier accepts the return of such Provisioning Items as mentioned above.

2.8.6 Review and Acceptance by Bombardier

Upon completion of Bombardier's review of any detailed summary submitted by Buyer pursuant to Annex A Article 2.8.5., Bombardier shall issue to Buyer a Material Return Authorization notice ("MRA") for those Provisioning Items Bombardier agrees are eligible for repurchase in accordance with Annex A Article 2.8.3. Bombardier will advise Buyer of the reason that any Provisioning Items included in Buyer's detailed summary are not eligible for return. The MRA notice shall state the date by which Provisioning Items listed in the MRA notice must be redelivered to Bombardier and Buyer shall arrange for shipment of such Provisioning Items accordingly.

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2.8.7 Price and Payment

          ***

2.8.8 Return of Surplus Provisioning Items

Provisioning Items repurchased by Bombardier pursuant to Annex A Article 2.8.6 shall be delivered to Bombardier Free Carrier (Incoterms), at its plant in Ontario or Quebec, or other such destination as Bombardier may reasonably designate.

2.8.9 Obsolete Spare Parts and Surplus Provisioning Items - Title and Risk of Loss

Title to and risk of loss of any obsolete or unusable Spare Parts returned to Bombardier pursuant to Annex A Article 2.8.8 shall pass to Bombardier upon delivery thereof to Bombardier. Title to and risk of loss of any Spare Parts substituted for an obsolete or unusable Spare Part pursuant to Annex A Article 2.8.1 shall pass to Buyer upon delivery thereof to Buyer. Title to and risk of loss of any Provisioning Items repurchased by Bombardier pursuant to Annex A Article 2.8.3 shall pass to Bombardier upon delivery hereof to Bombardier.

With respect to the obsolete or unusable Spare Parts which may be returned to Bombardier and the Spare Parts substituted therefor, pursuant to Annex A Article 2.8.1, and the Provisioning Items which may be repurchased by Bombardier, pursuant to Annex A Article 2.8.3, the party which has the risk of loss of any such Spare Part or Provisioning Item shall have the responsibility of providing any insurance coverage thereon desired by such party.

2.9 Procedure for Ordering Spare Parts

Orders for Spare Parts may be placed by Buyer to Bombardier by any method of order placement (including but not limited to SITA, ARINC, telecopier, letter, facsimile, telephone or hard copy purchase order).

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2.9.1 Requirements

Orders shall include at a minimum order number, part number, nomenclature, quantity, delivery schedule requested, shipping instructions and Bombardier's price, if available. Buyer agrees that orders placed with Bombardier shall conform to the requirements and procedures contained in ATA Specification 2000, as applicable to Buyer.

2.9.2 Processing of Orders

Upon acceptance of any Order, unless otherwise directed by Buyer, Bombardier shall, if the Spare Parts are in stock, proceed to prepare the Spare Parts for shipment to Buyer. If Bombardier does not have the Spare Parts in stock, Bombardier shall proceed to acquire, manufacture or cause to be manufactured the Spare Parts. Purchase order status and actions related to the shipment of Spare Parts shall be generally consistent with the provisions of the World Airline Suppliers Guide, as applicable to Buyer.

2.9.3 Changes

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          ***

2.10 Packing

All Spare Parts ordered shall receive standard commercial packing suitable for export shipment via airfreight. Such standard packing will generally be to ATA 300 standards as amended from time to time. All AOG orders will be handled, processed, packed and shipped separately.

2.11 Packing List

Bombardier shall insert in each shipment a packing list/release note itemized to show:

(i) the contents of the shipment,
(ii) the approved signature of Bombardier's TC authority attesting to the airworthiness of the Spare Parts.
(iii) value of the shipment for customs clearance if required.

2.12 Container Marks

Upon Buyer's request each container shall be marked with shipping marks as specified on the Order. In addition Bombardier shall, upon request, include in the markings: gross weight and cubic measurements.

2.13 Delivery

2.13.1 Delivery Point

Spare Parts shall be delivered to Buyer in one of the following manners at Bombardier's sole option:

(i)*** Bombardier's plant in either Ontario or Quebec, Canada; or
(ii)*** other Bombardier depots or shipping points; or
(iii)*** vendor's or subcontractor's plant.

2.13.2 Delivery Time

Bombardier shall use reasonable efforts so that shipment of Bombardier Parts to Buyer be as follows:

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a) AOG Orders

Make available for shipment AOG Orders within four (4) hours of receipt of Order. Buyer's affected Aircraft factory production number shall be required on AOG Orders;

b) Critical Orders (A1)

Ship critical Orders within *** of order receipt;

c)Expedite Orders (A2)

Ship expedite Orders within *** of order receipt;

d)Initial Provisioning Orders

Prior to the Delivery Date of the first Aircraft or as may be mutually agreed; and

e)Other Orders

Shipment of stock items shall be approximately *** calendar days after Bombardier's receipt of Buyer's Order. Shipment of non-stock items shall be in accordance with quoted lead times or lead times published in the current Spare Parts Price Catalogue, procurement data, or provisioning data.

2.14 Collect Shipments

Where collect shipments are not deemed practicable by Bombardier, charges for prepaid freight, insurance, and all other costs paid by Bombardier shall be paid by Buyer promptly upon presentation to Buyer of invoices covering the same.

2.15 Freight Forwarder

If Buyer elects to use the services of a freight forwarder for the onward movement of Spare Parts, Buyer agrees to release Bombardier from and indemnify it for any liability for any fines or seizures of Spare Parts imposed under any governmental Goods in Transit regulations. Any such fines levied against Bombardier will be invoiced to Buyer and any Spare Parts seized under such regulations will be deemed to be received, inspected, and accepted by Buyer at the time of seizure.

- A16 -

2.16 Reimbursement of Expenses

If Bombardier gives Buyer written notice that an Order is ready for shipment and shipment is delayed more than *** at Buyer's request or without Bombardier's fault or responsibility, Buyer shall promptly reimburse Bombardier upon demand for all costs and expenses, including but not limited to reasonable amounts for storage, handling, insurance and taxes, incurred by Bombardier as a result of such delay.

2.17 Title and Risk of Loss

Property and title to the Spare Parts will pass to Buyer upon payment for the Spare Parts in full. Until payment in full for Spare Parts, (a) title to them will not pass to Buyer, and (b) Bombardier maintains a purchase money security interest in them. Risk of loss of the Spare Parts will pass to the Buyer upon delivery by Bombardier. With respect to Spare Parts rejected by Buyer pursuant to Annex A Article 2.19, risk of loss shall remain with Buyer until such Spare Parts are re-delivered to Bombardier.

Bombardier agrees to notify Buyer when material is shipped and shall provide carrier's reference information (i.e., waybill number).

2.18 Inspection and Acceptance

All Spare Parts shall be subject to inspection by Buyer at destination. Use of Spare Parts or failure of Buyer to give notice of rejection within thirty (30) days after receipt shall constitute acceptance. Acceptance shall be final and Buyer waives the right to revoke acceptance for any reason, whether or not known to Buyer at the time of acceptance. Buyer's remedies for defects discovered before acceptance are exclusively provided for in Annex A Article 2.19 herein.

2.19 Rejection

Any notice of rejection referred to in Annex A Article 2.18 shall specify the reasons for rejection. If Bombardier concurs with a rejection, Bombardier shall correct, repair or replace the rejected Spare Parts. Buyer shall, upon receipt of Bombardier's written instructions and Material Return Authorization ("MRA") number, return the rejected Spare Parts to Bombardier at its specified plant, or other destination as may be mutually agreeable. The return of the rejected Spare Parts to Bombardier and the return or delivery of a corrected or repaired rejected Spare Part or any replacement for any such Spare Part to Buyer shall be at Bombardier's expense. Any corrected, repaired or replacement Spare Parts shall be subject to the provisions of this Agreement.

- A17 -

2.20 Payment

Except as provided in Annex A Article 2.22 below, payment terms for Spare Parts or other Bombardier goods (other than aircraft) and services shall be *** of invoice date for established open accounts.

2.21 Payment for Provisioning Items

Payment for Provisioning Items shall be made by Buyer within *** days of receipt by Buyer of Bombardier's invoice.

2.22 Modified Terms of Payment

Bombardier reserves the right to alter the terms of payment, with *** days prior written notice, if Buyer fails to pay when due an amount Buyer owes under the Agreement with Bombardier.

2.23 Regulations

Buyer shall comply with all applicable monetary and exchange control regulations and shall obtain any necessary authority from the governmental agencies administering such regulations to enable Buyer to make payments at the time and place and in the manner specified herein.

2.24 Warranty

The warranty applicable to Spare Parts is set forth in Annex B hereto.

2.25 Cancellation of Orders

Except as otherwise may apply to initial provisioning, if Buyer cancels an Order, Bombardier, at its option, shall be entitled to recover, as liquidated damages, an amount based upon the following parameters:

a)if work accomplished on the Order has been limited to Bombardier Spares Department, or the part has been identified as "shelf stock" in the Spare Parts Price Catalogue, no cancellation charges shall be made;

b)if production planning has been completed on the Order and shop orders have been written, but no shop time or material charges have been made against the Order, the cancellation charge shall be 10% of the price;

- A18 -

c)if shop time or material charges have been made against the Order, the cancellation charge shall be based on the cost of such time and materials, plus overhead; and

d)if the Spare Parts covered by the Order can be absorbed into Bombardier's inventory without increasing Bombardier's normal maximum stock level, no cancellation charges shall be made.

2.26 Lease

Bombardier shall select and make available certain insurance parts for lease, on Bombardier's standard terms, subject to availability.

2.27 Additional Terms and Conditions

Bombardier's conditions of sale are deemed to incorporate the terms and conditions stated herein. Additional terms and conditions applicable at time of receipt of each order from Buyer may be added providing such terms and conditions do not conflict with the terms and conditions provided herein. Such additional terms and conditions shall be provided to Buyer at least *** prior to their effective date.

2.28 Spares Sales Manager / Spares Account Manager

To address Buyer's spare parts requirements, Bombardier will appoint a spares sales manager ("Spare Sales Manager") to be responsible for Buyer's account. The Spares Sales Manager will commence the initial provisioning process that will provide customized data based on Buyer's operation and environment. The Spares Sales Manager will coordinate those activities related to the initial spare parts requirements with the spares account manager ("Spares Account Manager") who will act as the prime focal for Buyer regarding any spares related issues.

- A19 -

ARTICLE 3 - TRAINING

3.1 General Terms

3.1.1 The objective of the training programs (the "Programs") described in this Agreement is to familiarize and assist Buyer's personnel in the introduction, operation, and maintenance of the Aircraft.

3.1.2 As a Part 142-Certificate holder, Bombardier, is able to provide the training described herein to Buyer. *** Bombardier shall offer the Programs to Buyer in the English language, at a Bombardier designated facility.

3.1.3 ***

3.1.4 The Programs shall be designed to reflect the model and/or configuration of the Aircraft and may include differences training to identify such configuration or model. ***

3.1.5 The Programs are designed for candidates who meet the following minimum qualifications. ***

Pilots

(a)hold airplane multi-engine rating;
(b)have recent multi-crew experience;
(c)hold valid instrument flight rating;
(d)hold valid medical certificate (for in-flight training purposes only) ;
(e)have a functional comprehension of the English language;
(f)captains hold current and valid ATP license or equivalent (minimum of 3,000 hours recommended); and
(g)first officers hold current and valid commercial license or equivalent (minimum of 1,500 hours recommended).

- A20 -

Flight Attendants

(a) qualified flight attendant with previous experience; or
(b) hold recent flight attendant training course certificate including fire fighting training, first aid training, in-flight emergency training, safety procedures training and crew communications training; and
(c) have a functional comprehension of the English language.

Flight Dispatchers

(a) qualified flight dispatcher with previous experience; or
(b) familiar with aircraft performance, weight and balance and flight planning; and
(c) have a functional comprehension of the English language.

Maintenance Technicians

(a) hold a valid AME license or equivalent, or have sufficient knowledge and experience (minimum 3 years experience recommended);
(b) have experience with digital communications, glass cockpit and built-in test equipment; and
(c) have a functional comprehension of the English language.

3.1.6 Prior to commencement of the Programs, upgrade training can be arranged for Buyer's personnel who do not meet the above minimum qualifications. Any such upgrade training shall be provided upon terms and conditions to be mutually agreed.

3.1.7 Should any of Buyer's personnel who do not meet the above minimum qualifications encounter problems during their training, any additional training or costs (such as costs for interpreters) shall be borne by Buyer.

3.1.8 A training conference shall be held, if practicable, no later than *** prior to the Scheduled Delivery Date of the first Aircraft to Buyer, or as may be otherwise agreed, to establish the content and schedule of the Programs.

- A21 -

3.2 Flight Crew Training Programs

3.2.1 Ground School and Simulator Training Course Description

The Bombardier FAA approved transition training ("Initial Training") provides both ground school and simulator training sessions. Ground school consists of *** of classroom instruction including Computer Based Training ("CBT"), Cockpit Procedures Training ("CPT"), Flight Training Device ("FTD") training and/or Systems Trainer time, as determined by Bombardier ("Ground School"). This Ground School is followed *** Line Oriented Flight Training ("LOFT"), plus one (1) check ride session *** in a FAA Level D approved flight simulator for each crew trained ("Simulator Training"). Each session shall consist of *** in the simulator and required briefing/debriefing sessions. Bombardier shall furnish each of Buyer's pilots attending the course with one (1) copy of the Pilot Reference Manual (without revision service).

***

3.2.2 Flight Attendant Course Description

This course shall present general information on the Aircraft and detailed information on the operation of the passenger safety equipment and emergency equipment. Bombardier shall furnish for each participant in this course one (1) copy of the Flight Attendant Training Guide which shall not be revised (without revision service). Buyer shall assist Bombardier in the development of the Flight Attendant Training Guide to incorporate Buyer's specific equipment and procedures. Each course shall be for a maximum of *** duration. Buyer may elect to have these courses conducted at either, (i) the BATC in Montreal, Quebec upon delivery of one of Buyer's Aircraft or on a "green" Aircraft or, (ii) at one of Buyer's facilities following delivery of an Aircraft.

- A22 -

3.2.3 Flight Dispatcher Course Description

The course shall consist of classroom instruction covering general Aircraft familiarization, coverage of performance, flight planning, weight and balance and the Minimum Equipment List. Bombardier shall furnish for each participant in this course one (1) copy of the Pilot Reference Manual which shall not be revised (without revision service). Each course shall be for a maximum of *** duration. Buyer may elect to have these courses conducted at either the BATC in Montreal, Quebec or at Buyer's facility subject to Buyer providing the following: (i) free of charge return air travel (with confirmed seating) for Bombardier's instructors and (ii) suitable classroom facilities free of charge to Bombardier.

3.2.4 Engine Run-up Course Description

This course enables Buyer's personnel to gain proficiency in engine and APU runs, cockpit management procedures, malfunctions and exceedences. A prerequisite for this course is satisfactory completion of the Airframe and Powerplant Systems Maintenance course. The course duration shall be for a maximum of ***. The courses will be conducted at BATC in Montreal, Quebec.

3.2.5 Taxi Run Course Description

This course enables Buyer's personnel to gain proficiency in taxiing of the Aircraft. A prerequisite for this course is satisfactory completion of the Airframe and Powerplant Systems Maintenance course and the engine run-up course. The course duration shall be a maximum of ***. The courses will be conducted at BATC in Montreal, Quebec.

3.2.6 Additional Flight Training Services Available

Bombardier holds a FAR142 Training Certificate and Bombardier's instructors are certified under FAR 121. As such, Bombardier is able to offer its instructor services beyond those provided herein in the event Buyer elects to conduct its own pilot training. In order to reduce infrastructure/overhead costs associated with maintaining an in-house CRJ training organization, Bombardier is prepared to supplement Buyer's existing training staff by supplying Bombardier instructors on a continual basis, subject to negotiation of a separate service agreement.

- A23 -

3.3 Maintenance Training Course Descriptions

All courses to be conducted at either the BATC in Montreal, Quebec or at Buyer's facility subject to Buyer providing the following: ***

3.3.1 Airframe and Powerplant Systems Maintenance Course (AME-M)

The course will emphasize detailed systems description, operation, and routine line maintenance practices and will be for a maximum of ***. The course material shall be principally mechanical with electrical and avionics information for overall systems comprehension.

3.3.2 Electrical and Avionics Systems Maintenance Course (AME-E)

The course shall emphasize detailed systems description, operation and routine line maintenance practices and will be for a maximum of ***. The course material shall be principally electrical and avionic but shall include mechanical information for overall systems comprehension.

3.3.3 Specialist Courses

At Buyer's request, Bombardier shall make a proposal for specialist courses which will be derived from Bombardier's standard courses detailed herein.

3.3.4 Additional Maintenance Services Available

Bombardier holds *** approvals for offering maintenance instructor services and, Bombardier's instructors are certified under all the foregoing regulations. As such, Bombardier is able to offer its instructor services beyond those provided herein. ***

3.3.5 Vendor Training

At Buyer's request, Bombardier shall assist Buyer to obtain vendor maintenance training.

- A24 -

3.4 Insurance

3.4.1 Buyer shall at all times during flight training in Buyer's Aircraft secure and maintain in effect, at its own expense, insurance policies covering the Aircraft including without limitation:

a) ***

b) ***

3.4.2 The liability policy shall name Bombardier (and its affiliates) as additional insured. The hull policy shall contain a waiver of subrogation in favour of Bombardier (and its affiliates). All insurance policies shall provide for payments despite any misrepresentations or breach of warranty by any person (other than the assured receiving payments) and shall not be subject to any offset by any other insurance carried by Bombardier except that Buyer shall not be required to provide insurance with respect to the manufacturing, repair and maintenance activities of Bombardier (and of its affiliates) and the related potential liability (product or otherwise) arising therefrom.

- A25 -

ARTICLE 4 - TECHNICAL DATA

4.1 Technical Data

4.1.1 Technical Data Provided

Bombardier shall furnish to Buyer the technical data described in Attachments "A" and "B" hereto (the "Technical Data") in the then current available medium in quantities specified in Attachment A for the 50 Seat CRJ Aircraft and Attachment B for the 64 and 70 Seat CRJ Aircraft. ***

The Technical Data shall be in the English language and in accordance with Specification ATA 100 Revision 26 for the 50 Seat CRJ Aircraft and Revision 34 for the 64 and 70 Seat CRJ Aircraft as applicable and shall provide information on items manufactured according to Bombardier's detailed design and in those units of measures used in the Specification or as may otherwise be required to reflect Aircraft instrumentation as may be mutually agreed.

4.1.2 Additional Technical Data

Any additional Manual(s) and associated revisions purchased over and above those listed herein, shall be subject to the terms and conditions specified in Bombardier's "Manual Status and Price List".

4.2 Shipment

All Technical Data furnished hereunder shall be delivered to Buyer *** Bombardier's designated facilities and at a time to be mutually agreed to between Buyer and Bombardier.

- A26 -

Buyer's shipping address and contact information is as follows:
Name:
Address:
Contact:
Phone #:
Fax #:
Shipping Account Number:
Carrier:
Account Number:

4.3 Proprietary Technical Data

It is understood and Buyer acknowledges that the Technical Data provided herein is proprietary to Bombardier and/or its vendors. All rights to copyright belong to Bombardier and/or its vendors and the Technical Data shall be kept confidential by Buyer. Buyer agrees to use the Technical Data solely to maintain, operate, overhaul or repair the Aircraft or to make installation or alteration(s) thereto allowed by Bombardier.

Technical Data shall not be disclosed to third parties or used by Buyer or furnished by Buyer for the design or manufacture of any Aircraft or Spare Parts including Bombardier Parts or items of equipment, except when manufacture or redesign is permitted under the provisions of Annex A Article 2.4 hereof or for the maintenance of the Aircraft and then only to the extent and for the purposes expressly permitted therein, and provided further the recipient shall enter into Standard Form Non-Disclosure and Data Licensing Agreement.

4.4 Revision Service

Bombardier will provide Buyer with revision service commencing upon delivery of the first Technical Data to Buyer and shall continue for *** years following delivery of Buyer's ***

4.4.1 Revisions to the Technical Data *** shall be provided to Buyer within *** following the Delivery Date of each of the Aircraft, respectively.

- A27 -

4.4.2 ***

4.3 Passenger Information Cards

Bombardier will provide *** reproducible master for the preparation of passenger information cards. For an additional cost, subject to negotiation, Bombardier will provide, in Bombardier's standard format, laminated passenger information cards in quantities required.

4.4 Vendor Manuals

All vendor manuals and revisions will be shipped directly by vendors to Buyer.

4.5 Conversion of Unused Bombardier Manuals

4.5.1 ***

- A28 -

ATTACHMENT A

Airline: Revision Service Term: 120 Months	MEDIUM
Bombardier Regional Jet ***	***	CSP No.	Total Quantity	Qty ***	Qty ***	Qty ***
PUBLICATION TITLE
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** MMEL distributed directly by the FAA.

Note: ***

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ATTACHMENT B

Bombardier Regional Jet ***	***	CSP No.	Total Quantity	Qty ***	Qty ***	Qty ***
Airline: Revision Service Term:	MEDIUM
Bombardier Regional Jet CRJ Series 705	***	CSP No.	Total Quantity	Qty ***	Qty ***	Qty ***
PUBLICATION TITLE
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** MMEL distributed directly by the FAA. - A30 - Note: *** - A31 - ATTACHMENT C *** TECHNICAL PUBLICATIONS PRICE LIST
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All prices are in 2003 USD
All prices are subject to escalation without prior notice
- A33 -
ATTACHMENT D *** TECHNICAL PUBLICATIONS PRICE LIST
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All prices are in 2003 USD
All prices are subject to escalation without prior notice - A35 -

ANNEX B

WARRANTY AND SERVICE LIFE POLICY

ARTICLE 1 - WARRANTY

This Annex B sets out the warranty referred to in Article 3 of the Agreement and Article 2.24 of Annex A of the Agreement.

1.1 Warranty

1.1.1 Subject to Annex B Articles 1.9, 1.10, and 2.0, Bombardier warrants that, at the date of delivery of the Aircraft:

a) the Aircraft shall conform to the Specification, except that any matter stated in the Specification as type characteristics, estimates or approximations is excluded from this Warranty;

b) the Aircraft shall be free from defects caused by the failure of Bombardier to install a Vendor Part or Power Plant Part in accordance with reasonable instructions of the vendor;

c) the Bombardier Parts installed on the Aircraft shall be free from defects in material or workmanship; and

d) the Bombardier Parts installed on the Aircraft shall be free from defects in design, having regard to the state of the art as of the date of such design.

Subject to Annex B Articles 1.9, 1.10 and 2.0, the warranty set forth in Annex B Article 1.1.1(c) and (d) above shall also be applicable to Bombardier Parts purchased as Spare Parts, effective from the date of delivery of such Bombardier Parts.

1.1.3 Bombardier further warrants that, at the time of delivery, the Technical Data shall be free from error.

1.2 Warranty Period

1.2.1 The warranty set forth in Annex B Article 1.1 shall remain in effect for any defect covered by the Warranty (a "Defect") becoming apparent during the following periods (individually, the "Warranty Period"):

- B1 -

a) for failure to conform to the Specification and in the installation referred to in Annex B Article 1.1.1(a) and 1.1.1(b), ***
b) for those Defects in material or workmanship in Bombardier Parts referred to in Annex B Article 1.1.1(c) and 1.1.2, ***
c)for those Defects in design referred to in Annex B Article 1.1.1(d), ***
d)for errors in the Technical Data referred to in Annex B Article 1.1.3, ***

1.3 Repair, Replacement or Rework

As to each matter covered by this warranty, Bombardier's sole obligation and liability is expressly limited to correction by the repair, replacement or rework of the defective part or item of Technical Data. The repaired, replaced or reworked part or item of Technical Data which is the subject of the warranty claim shall then be warranted under the same terms and conditions for the then unexpired portion of the Warranty Period.

In the case of a Defect relating to non-conformance with the Specification, Bombardier shall correct that Defect in the equipment item or part in which the Defect appears.

1.4 Claims Information

Bombardier's obligations hereunder are subject to a warranty claim to be submitted in writing to Bombardier's warranty administrator, which claim shall include but not be limited to the following information:

a) the identity of the part or item involved, including the Part number, serial number if applicable nomenclature and the quantity claimed to be defective;

b) the manufacturer's serial number of the Aircraft from which the part was removed;

c) the date the claimed Defect became apparent to Buyer;

- B2 -

d) the total flight hours (and cycles if applicable) accrued on the part at the time the claimed Defect became apparent to Buyer; and

e) a description of the claimed Defect and the circumstances pertaining thereto.

1.5 Bombardier's Approval

Within *** working days following receipt of Buyer's warranty claim for a Defect accompanied by Buyer's request for permission as applicable to correct a Defect, Bombardier shall notify Buyer of its decision on the request. Approval under this Article shall not constitute a determination as to the existence of a Defect as described in Annex B Article 1.1 above.

1.6 Timely Corrections

Bombardier shall make the repair, replacement or rework, following receipt of the defective part or item, with reasonable care and dispatch.

1.7 Labour Reimbursement

For correction of Defects Bombardier shall establish a reasonable estimate for the labour hours required for the repair, replacement or rework of the defective Bombardier Part and, if the repair, replacement or rework is performed by Buyer, Bombardier shall reimburse Buyer for Bombardier estimated hours or for Buyer's actual labour hours, whichever is less, for the repair, replacement or rework of the defective Bombardier Part excluding any work necessary to gain access to said Bombardier Part. Such reimbursement shall be based upon ***

1.8 Approval, Audit, Transportation and Waiver

All warranty claims shall be subject to audit and approval by Bombardier. Bombardier will use reasonable efforts to advise in writing the disposition of Buyer's warranty claim within *** days following the receipt of the claim and (if requested) return of the defective Bombardier Part to Bombardier's designated facility. Bombardier shall notify Buyer of Bombardier's disposition of each claim.

***

- B3 -

1.9 Limitations

1.9.1 Bombardier shall be relieved of and shall have no obligation or liability under this warranty if:

a) the Aircraft was operated with any products or parts not specifically approved by Bombardier, unless Buyer furnishes reasonable evidence acceptable to Bombardier that such products or parts were not a cause of the Defect; or

b) the Aircraft was not operated or maintained in accordance with the Technical Data listed in Attachment A of Annex A and the manufacturer's documentation furnished to Buyer (including Service Bulletins and airworthiness directives) unless Buyer furnishes reasonable evidence acceptable to Bombardier that such operation or maintenance was not a cause of the Defect; or

c) the Aircraft was not operated under normal airline use, unless Buyer furnishes reasonable evidence acceptable to Bombardier that such operation was not a cause of the Defect; or

d) Buyer does not

     1) report the Defect in writing to Bombardier's warranty administrator within *** calendar days following such Defect becoming apparent; and

     2) retain the Bombardier Part claimed to be defective until advised by Bombardier to return such Bombardier Part to Bombardier's designated facility in order for Bombardier to finalize its evaluation of the warranty claim or to otherwise dispose of such Bombardier Part; or

e) Buyer does not submit reasonable proof to Bombardier within *** after the Defect becomes apparent that the Defect is due to a matter covered within this warranty; or

f) Buyer does not allow Bombardier reasonable opportunity to be present during the disassembly and inspection of the Bombardier Part claimed to be defective.

1.9.2 The warranty does not apply to buyer furnished equipment.

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1.10 Normal Usage

Normal wear and tear and the need for regular maintenance and overhaul shall not constitute a Defect or failure under this warranty.

1.11 Overhaul of Warranty Parts

Bombardier's liability for a Bombardier Part which has a Defect and is overhauled by Buyer within the Warranty Period shall be limited only to that portion of the labour and material replacement related to the Defect.

1.12 No Fault Found

***

- B5 -

ARTICLE 2 - VENDOR WARRANTIES

2.1 Warranties from Vendors

The provisions of this Annex B apply to Bombardier Parts only. However, Bombardier has made or shall make reasonable efforts to obtain favourable warranties from vendors, with respect to Vendor Parts and Power Plant Parts. *** Bombardier shall have no liability or responsibility for any such Vendor Parts and Power Plant Parts and the warranties for those Vendor Parts and Power Plant Parts shall be the responsibility of the vendor and a matter as between Buyer and vendor.

2.2 Vendor Warranty Backstop

For those Vendor Parts installed on the Aircraft at the Delivery Date or subsequently purchased through Bombardier, excluding the Power Plant or the Power Plant Parts, in the event the parties agree that a vendor is in default in the performance of any material obligation under any applicable warranty obtained by Bombardier from such vendor pursuant to Annex B Article 2.1 above, *** and all transportation costs associated with the Vendor Parts shall be borne by Buyer.

2.3 Bombardier's Interface Commitment

In the event of a dispute in the application of a Vendor Part warranty, at Buyer's request addressed to Bombardier's warranty administrator, Bombardier shall, without charge, conduct an investigation and analysis of any such dispute resulting from a technical interface problem to determine, if possible, the cause of the interface problem and then recommend feasible corrective action. Buyer shall furnish to Bombardier all data and information in Buyer's possession relevant to the interface problem and shall cooperate with Bombardier in the conduct of its investigation and such tests as may be required. Bombardier, at the conclusion of its investigation, shall advise Buyer in writing of Bombardier's opinion as to the cause of the problem and Bombardier's recommended corrective action.

- B6 -

ARTICLE 3 - SERVICE LIFE POLICY

3.1 Applicability

The Service Life Policy ("SLP") described in this Annex B Article 3 shall apply if fleetwide and repetitive failures occur in any covered component ("Covered Component") which is defined in Annex B Article 3.7 below.

3.2 Term

3.2.1 Should such failures occur in any Covered Component within *** following delivery of the Aircraft containing such Covered Component, Bombardier shall, as promptly as practicable and at its option;

a) design and/or furnish a correction for such failed Covered Component; or

b) furnish a replacement Covered Component (exclusive of standard parts such as bearings, bushings, nuts, bolts, consumables and similar low value items).

3.3 Price

Any Covered Component which Bombardier is required to furnish under this SLP shall be provided for at a price calculated in accordance with the following formula:

***
***

3.4 Conditions and Limitations

3.4.1 The following general conditions and limitations shall apply to the SLP:

- B7 -

a) the transportation cost for the return to Bombardier's designated facility, if practicable, of any failed Covered Component necessary for failure investigation or redesigning studies shall be borne by Buyer;

b) Bombardier's obligations under this SLP are conditional upon the submission of reasonable proof acceptable to Bombardier that the failure is covered hereby;

c) Buyer shall report any failure of a Covered Component in writing to Bombardier's Warranty administrator within *** months after such failure becomes evident. Failure to give this required notice shall excuse Bombardier from all obligations with respect to such failure;

d) the provisions of Annex B Article 1.9 of the Warranty (except for subparagraphs (d) and (e) thereof) are incorporated by this reference and shall condition Bombardier's obligations under this SLP with respect to any Covered Component;

e) Bombardier's obligations under this SLP shall not apply to any Aircraft which has not been correctly modified in accordance with the specifications or instructions contained in the relevant *** which are furnished to Buyer prior to receipt by Bombardier from Buyer of any notice of an occurrence which constitutes a failure in a Covered Component *** The provisions of this subparagraph shall not apply in the event that Buyer furnishes reasonable evidence acceptable to Bombardier that such failure was not caused by Buyer's failure to so modify the Aircraft;

f) this SLP shall not apply to a failure of a Covered Component if Bombardier determines that such failure may not reasonably be expected to occur on a fleetwide and repetitive basis; and

g) this SLP shall not apply to a Covered Component where the failure results from an accident, abuse, misuse, normal wear and tear, negligence or wrongful act or omission, unauthorized repair or modification adversely affecting a Covered Component, impact or foreign object damage, to any Covered Component.

- B8 -

3.5 Coverage

This SLP is neither a warranty, performance guarantee nor an agreement to modify the Aircraft to conform to new developments in design and manufacturing art. Bombardier's obligation is only to provide correction instructions to correct a Covered Component or furnish replacement at a reduced price as provided in this SLP.

3.6 Assignment

***

3.7 Covered Component

Only those items or part thereof listed in either Schedule 14 to Supplement 515-1 for the 50 Seat CRJ Aircraft , Schedule 12 to Supplement 515-2 for the 64 Seat CRJ Aircraft or Schedule 10 to Supplement 515-3 for the 75 Seat CRJ Aircraft, shall be deemed to be a Covered Component, and subject to the provisions of this SLP.

- B9 -

ARTICLE 4 - GENERAL

4.1 It is agreed that Bombardier shall not be obligated to provide to Buyer any remedy which is a duplicate of any other remedy which has been provided to Buyer under any other part of this Annex B.

ARTICLE 5 - DISCLAIMER

5.1 BOMBARDIER SHALL HAVE NO OBLIGATION OR LIABILITY (AT LAW OR IN EQUITY) IN CONTRACT (INCLUDING, WITHOUT LIMITATION, WARRANTY), IN TORT (WHETHER OR NOT ARISING FROM THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR STRICT PRODUCTS LIABILITY OF BOMBARDIER OR ITS AFFILIATES) OR OTHERWISE, FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF USE, LOSS OF REVENUE OR LOSS OF PROFIT, WITH RESPECT TO:

1) ANY DEFECT IN THE BOMBARDIER PARTS OR TECHNICAL DATA OR ANY OTHER THING DELIVERED UNDER THIS AGREEMENT;

2) ANY DELAY IN PERFORMANCE OR COMPLETE FAILURE TO PERFORM ITS OBLIGATIONS SET FORTH IN THIS ANNEX B FOR ANY REASON WHATSOEVER; OR

3) ANY FAILURE TO PERFORM ANY OF ITS OTHER OBLIGATIONS UNDER THIS AGREEMENT.

NOTHING IN THIS ARTICLE SHALL BE CONSTRUED TO ALTER OBLIGATIONS EXPRESSLY ASSUMED BY BOMBARDIER IN OTHER PROVISIONS OF THE AGREEMENT, INCLUDING WITHOUT LIMITATION THE PROVISIONS OF THIS ANNEX "B".

- B10 -

May 9, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227 USA

Ladies and Gentlemen,

Letter Agreement No. 1 (the "Letter Agreement") to Purchase Agreement No. MPA-515 dated May 9, 2003 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Subject: ***

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0 ***

1.1 ***

1.2 ***

1.3 ***

1.4 ***

2.0 ***

2.1 ***

2.2 ***

3.0 ***

3.1 ***

4.0 ***

5.0 The provisions of this Letter Agreement are personal to Buyer and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

6.0 In the event of the termination of the Agreement, this Letter Agreement shall automatically become null and void.

7.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,

Bombardier Aerospace

 /s/ Thomas E. Bell
Name: Thomas E. Bell
Title: Manager, Contracts
Regional Aircraft

Agreed and accepted this 9th day of May, 2003

US Airways Group, Inc.

 /s/ Jeffery A. McDougle
Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

May 9, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227 USA

Ladies and Gentlemen,

Letter Agreement No. 2 (the "Letter Agreement") to Purchase Agreement No. MPA-515 dated May 9, 2003 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Subject: Buyer Furnished Equipment

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0 In the event that Buyer *** to provide and Bombardier agrees to accept certain Aircraft equipment as buyer furnished equipment ("BFE") in accordance with Bombardier's standard requirements (attached hereto as Annex A), Bombardier will ***

2.0 Buyer may request, from time to time, for ***. Such components will be ***.

*** Any BFE (and subsequent corresponding SFE) must comply with all of
Bombardier's standard requirements pertaining to BFE which is attached hereto as Annex A.

3.0 The provisions of this Letter Agreement are personal to Buyer and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 In the event of the termination of the Agreement, this Letter Agreement shall automatically become null and void.

5.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
Bombardier Aerospace

 /s/ Thomas E. Bell
Name: Thomas E. Bell
Title: Manager, Contracts
Regional Aircraft

Agreed and accepted this 9th day of May, 2003

US Airways Group, Inc.

 /s/ Jeffery A. McDougle
Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

Annex A to Letter Agreement No. 2 to MPA-505

Buyer Furnished Equipment

1.0 *** prior to the delivery of the first Aircraft under a Supplement, where the Supplement includes the purchase of 50 Seat CRJ Aircraft, and *** prior to the delivery of the first Aircraft under a Supplement, where the Supplement includes the purchase of 64 or 70 or 75 Seat CRJ Aircraft, Buyer shall notify Bombardier, in writing, of the BFE (if any) that Buyer wishes to have incorporated on each Aircraft. *** Buyer shall also provide details of:

     (a) weights and dimensions of the BFE;

     (b) test equipment or special tools required to incorporate the BFE; and

     (c) any other information Bombardier may reasonably require.

     *** thereafter, Bombardier shall advise Buyer of its acceptance or rejection of the BFE and of the dates by which each item of BFE is required by Bombardier. If required the parties hereto shall execute a Change Order in accordance with Article *** of the Agreement to cover those BFE accepted by Bombardier.

2.0 The BFE *** Bombardier pursuant to this Article shall be *** subject to the following conditions:

     (a) Title to the BFE shall remain at all times with Buyer and risk of loss of the BFE shall remain at all times with Buyer except for damages caused by Bombardier's gross negligence.

     (b) The BFE must be received ***, no later than the date notified pursuant to paragraph 1.0 above, ***;

     (c) The BFE shall meet:

          1) *** of Bombardier; and

          2) Bombardier's ***; and

          3) the requirements of the ***.

     (d) The BFE shall be delivered to Bombardier in good condition and ready for immediate incorporation into the Aircraft. Bombardier shall, ***;

     (e) Bombardier shall *** of the BFE in the Aircraft using ***, in accordance with Buyer's written detailed description of the dimensions and weight of such BFE. Buyer shall also furnish information necessary for its proper storage, fitment, servicing, maintenance and operation and availability of test equipment or special tools;

3.0 If at any time between receipt of the BFE by Bombardier and the Scheduled Delivery Month, it is determined by Bombardier that an item of BFE supplied does not meet the standards and requirements described above or its fitment, integration and testing in the Aircraft or Aircraft systems create delays in the manufacturing or certification process, then such BFE may be removed and replaced by other BFE or, with notice to Buyer, by Bombardier's equipment. ***.

4.0 ***:

     (a) ***

     (b) ***

     (c) ***

     (d) ***

     (e) ***

     (f) ***

         ***

5.0 ***

6.0 ***:

(a) ***

(b) ***

May 9, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227 USA

Ladies and Gentlemen,

Letter Agreement No. 3 (the "Letter Agreement") to Purchase Agreement No. MPA-515 dated May 9, 2003 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Subject: ***

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0 ***

2.0 ***

3.0 ***

4.0 ***

5.0 ***

6.0 ***

7.0 The provisions of this Letter Agreement are personal to Buyer and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

8.0 In the event of the termination of the Agreement, this Letter Agreement shall automatically become null and void.

9.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
Bombardier Aerospace

 /s/ Thomas E. Bell
Name: Thomas E. Bell
Title: Manager, Contracts
Regional Aircraft

Agreed and accepted this 9th day of May, 2003

US Airways Group, Inc.

 /s/ Jeffery A. McDougle
Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

May 9, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227 USA

Ladies and Gentlemen,

Letter Agreement No. 4 (the "Letter Agreement") to Purchase Agreement No. MPA-515 dated May 9, 2003 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Subject: ***

This Letter Agreement, when accepted and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

1.0 Spares - ***

     1.1 ***

           ***

     (a)***

     (b) ***

          ***

          (i)***

          (ii)***

          (iii)***

***

***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
		***	***

***

***

2.0 ***

***

3.0 ***

***

	***		***
Year	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

***

***

***

***

***

4.0 ***

***

5.0 ***

***

6.0***

***
7.0 ***

***
8.0 ***

***
9.0 ***

***

(i) ***

(ii) ***

***

***

***

10.0***

***

***

***

***

(i) ***

(ii) ***

***

***

***

11.0 ***

***

12.0 Aircraft On Ground ("AOG") Commitment

For Spare Parts ordered from Bombardier by Buyer on an AOG basis, Bombardier guarantees to Buyer that *** held at its U.S. Distribution Center will be made ready for shipment to Buyer within *** hours of receipt of written purchase order from Buyer for such Spare Parts. *** In the event that more than *** of Spare Parts ordered by Buyer on an AOG basis during any quarter during the aforesaid *** year period are not ready for shipment within ***, Bombardier will compensate Buyer based on the formula below. Bombardier and Buyer agree to reconcile AOG shipments of Spare Parts on a quarterly basis during the aforesaid *** period.

***

***

Where:

***

***

***

***

13.0***

***

                    ***                 ***

                    ***                 ***

                    ***                 ***

                    ***                 ***

***

(i) ***

(ii) ***

(iii)***

***

***

***

Where:

***

***

***

***
14.0 With the exception of the *** provided for in Article 8.0 herein, any *** available under this Letter Agreement No. 4 apply regardless of method of payment by Buyer.

15.0 The provisions of this Letter Agreement are personal to Buyer and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

16.0 In the event of the termination of the Agreement, this Letter Agreement shall automatically become null and void.

17.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this Letter Agreement and the Agreement and/or the applicable Supplement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
Bombardier Aerospace

 /s/ Thomas E. Bell
Name: Thomas E. Bell
Title: Manager, Contracts
Regional Aircraft

Agreed and accepted this 9th day of May, 2003

US Airways Group, Inc.

/s/ Jeffery A. McDougle

Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

May 9, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227 USA

Ladies and Gentlemen,

Letter Agreement No. 5 (the "Letter Agreement") to Purchase Agreement No. MPA-515 dated May 9, 2003 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Subject: ***

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0 Technical Help Desk

1.1 As long as Buyer operates at *** CRJ Aircraft, Bombardier shall provide, at no cost to Buyer, the following *** through the CRJ Technical Help Desk to support the Aircraft:

1. ***
2. ***
3. ***
4. ***
5. ***
6. ***

2.0 ***

2.1 ***

2.2 ***

2.3 ***

3.0 The provisions of this Letter Agreement are personal to Buyer and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 In the event of the termination of the Agreement, this Letter Agreement shall automatically become null and void.

5.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this Letter Agreement and the Agreement and/or the applicable Supplement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
Bombardier Aerospace

 /s/ Thomas E. Bell
Name: Thomas E. Bell
Title: Manager, Contracts
Regional Aircraft

Agreed and accepted this 9th day of May, 2003

US Airways Group, Inc.

/s/ Jeffery A. McDougle

Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

May 9, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227 USA

Ladies and Gentlemen,

Letter Agreement No. 6 (the "Letter Agreement") to Purchase Agreement No. MPA-515 dated May 9, 2003 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Subject: ***

This Letter Agreement, when accepted and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

1.0 Bombardier acknowledges that Buyer may, in the future, wish to enter into ***

2.0 *** if requested by Buyer, Bombardier and Buyer *** under terms and conditions to be mutually agreed between Buyer and Bombardier.

3.0 The provisions of this Letter Agreement are personal to Buyer and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 In the event of the termination of the Agreement, this Letter Agreement shall automatically become null and void.

5.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
Bombardier Aerospace

 /s/ Thomas E. Bell
Name: Thomas E. Bell
Title: Manager, Contracts
Regional Aircraft

Agreed and accepted this 9th day of May, 2003

US Airways Group, Inc.

 /s/ Jeffery A. McDougle

Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

May 9, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227 USA

Ladies and Gentlemen,

Letter Agreement No. 7 (the "Letter Agreement") to Purchase Agreement No. MPA-515 dated May 9, 2003 (the"Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Subject: ***

This Letter Agreement, when accepted and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

1.0***

***

2.0 ***

***

***

***

3.0 The provisions of this Letter Agreement are personal to Buyer and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 In the event of the termination of the Agreement, this Letter Agreement shall automatically become null and void.

5.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this Letter Agreement and the Agreement and/or the applicable Supplement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
Bombardier Aerospace

 /s/ Thomas E. Bell
Name: Thomas E. Bell
Title: Manager, Contracts
Regional Aircraft

Agreed and accepted this 9th day of May, 2003
US Airways Group, Inc.

 /s/ Jeffery A. McDougle
Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

May 9, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227 USA

Ladies and Gentlemen,

Letter Agreement No. 8 (the "letter Agreement") to Purchase Agreement No. MPA-515 dated, May 9, 2003 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Subject: ***

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0 ***

2.0 The provisions of this Letter Agreement are personal to Buyer and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

3.0 In the event of the termination of the Agreement, this Letter Agreement shall automatically become null and void.

4.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this Letter Agreement and the Agreement and/or the applicable Supplement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
Bombardier Aerospace

 /s/ Thomas E. Bell
Name: Thomas E. Bell
Title: Manager, Contracts
Regional Aircraft

Agreed and accepted this 9th day of May, 2003

US Airways Group, Inc.

  /s/ Jeffery A. McDougle
Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

May 9, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227 USA

Ladies and Gentlemen,

Letter Agreement No. 9 (the "Letter Agreement") to Purchase Agreement No. MPA-515 dated May 9, 2003 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Subject: ***

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0 ***

1.1 ***

***

(a) ***

(b) ***

(c) ***

1.2 ***

2.0 ***

(a) ***

(b) ***

     ***

3.0 The provisions of this Letter Agreement are personal to Buyer and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 In the event of the termination of the Agreement, this Letter Agreement shall automatically become null and void.

5.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this Letter Agreement and the Agreement and/or the applicable Supplement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
Bombardier Aerospace

  /s/ Thomas E. Bell
Name: Thomas E. Bell
Title: Manager, Contracts
Regional Aircraft

Agreed and accepted this 9th day of May, 2003

US Airways Group, Inc.

 /s/ Jeffery A. McDougle
Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

May 9, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227 USA

Ladies and Gentlemen,

Letter Agreement No. 10 (the "Letter Agreement") to Purchase Agreement No. MPA-515 dated May 9, 2003 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Subject: ***

This Letter Agreement, when accepted and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

1.0 ***

1.1 In consideration of Buyer entering into the Agreement, ***:

(a)  ***

      ***

(b) ***

(c) ***

      ***

1.2 ***

      ***

1.3 ***

      ***

2.0 ***

2.1 ***

***

(a) ***

(b) ***

***

***

2.2 ***

***

***

3.0 ***

3.1 ***

***

(a) ***

(b)***

***

***

4.0 ***

4.1   (i) ***

***

(ii) ***

(iii) ***

***

1. ***

2. ***

3. ***

5.0 ***

(i) ***

(ii) ***

(iii) ***

(iv)***

(v)***

6.0 The provisions of this Letter Agreement are personal to Buyer and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

7.0 In the event of the termination of the Agreement, this Letter Agreement shall automatically become null and void.

8.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this Letter Agreement and the Agreement and/or the applicable Supplement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
Bombardier Aerospace

 /s/ Thomas E. Bell
Name: Thomas E. Bell
Title: Manager, Contracts
Regional Aircraft

Agreed and accepted this 9th day of May, 2003

US Airways Group, Inc.

 /s/ Jeffery A. McDougle
Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

May 9, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227 USA

Ladies and Gentlemen,

Letter Agreement No. 11 (the "Letter Agreement") to Purchase Agreement No. MPA-515 dated May 9, 2003 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Subject: ***

This Letter Agreement, when accepted and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.
57.0

1.0 ***

***

***

***

***

***

***

***	***
***	***

***

***

***

***

2.0 ***

***

(i) ***

(ii) ***

***

***

***

***

***

***

***

***

***

***

***

***

3.0 ***

      ***

     (i)     ***

     (ii)    ***

     (iii)   ***

     (iv)   ***

     (v)    ***

     (vi)   ***

     (vii)  ***

     (viii) ***

     (ix)  ***

     (x)   ***

            ***

     (xi)  ***

4.0   ***

        ***

        ***

        ***

5.0   ***

        ***

        ***

        ***

        ***

        ***

6.0   ***

        ***

7.0   ***

        ***

8.0  ***

       ***

9.0 Miscellaneous

The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer, without the prior written consent of Bombardier in its sole discretion, except assignment to an airline subsidiary of Buyer where Buyer unconditionally and irrevocably guarantees the obligations of such subsidiary. Any such assignment or disposition without such consent shall be void.

In the event of the termination of the Agreement, the obligations of Bombardier set forth in this Letter Agreement shall automatically become null and void.

This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this Letter Agreement and the Agreement and/or the applicable Supplement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
Bombardier Aerospace

 /s/ Thomas E. Bell

Name: Thomas E. Bell
Title: Manager, Contracts
Regional Aircraft

Agreed and accepted this 9th day of May, 2003

US Airways Group, Inc.

 /s/ Jeffery A. McDougle
Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

Schedule A
***
***
***	***	***	***
***	***		***
***	***		***
***	***	***
***	***		***
***	***		***
***	***	***
***	***		***
***	***		***
***	***	***
***	***		***
***	***		***
***	***	***
***	***		***
***	***		***
***	***	***
***	***		***
***	***		***
***	***	***
***	***		***
***	***		***
***	***	***
***	***		***
***	***		***
***	***	***
***	***		***
***	***		***
***	***	***
***	***		***
***	***		***
***	***	***
***	***		***
***	***		***
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- 14 -
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Schedule B

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- 17 -
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May 9, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227 USA

Ladies and Gentlemen,

Letter Agreement No. 12 (the "Letter Agreement") to Purchase Agreement No. MPA-515 dated May 9, 2003 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Subject: ***

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0   ***

        ***

2.0   ***

        ***

3.0   ***

        ***

       ***

4.0 The provisions of this Letter Agreement are personal to Buyer and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

5.0 In the event of the termination of the Agreement, this Letter Agreement shall automatically become null and void.

6.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this Letter agreement and the Agreement and/or the applicable Supplement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
Bombardier Aerospace

 /s/ Thomas E. Bell
Name: Thomas E. Bell
Title: Manager, Contracts
Regional Aircraft

Agreed and accepted this 9th day of May, 2003

US Airways Group, Inc.

 /s/ Jeffery A. McDougle
Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

May 9, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227 USA

Ladies and Gentlemen,

Letter Agreement No. 13 (the "Letter Agreement") to Purchase Agreement No. MPA-515 dated May 9, 2003 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Subject: ***

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0 ***

2.0 The provisions of this Letter Agreement are personal to Buyer and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

3.0 In the event of the termination of the Agreement, this Letter Agreement shall automatically become null and void.

4.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

5.0 Should there be any inconsistency between this Letter Agreement and the Agreement and/or the applicable Supplement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
Bombardier Aerospace

 /s/ Thomas E. Bell
Name: Thomas E. Bell
Title: Manager, Contracts
Regional Aircraft

Agreed and accepted this 9th day of May, 2003

US Airways Group, Inc.

  /s/ Jeffery A. McDougle
Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

Appendix I to Letter Agreement No. 13
***
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Notes:
1. ***
2. ***
3. ***
4. ***
5. ***
6. ***
7. ***
8. ***
9. ***
10. ***
11. ***
12. ***
13. ***
14. ***
15. ***
16. ***
17. ***
18. ***
19. ***
20. ***

21. ***
22. ***
23. ***
24. ***
25. ***
26. ***

Appendix I to Letter Agreement No. 13 Cont'd

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Notes:
1. ***
2. ***
3. ***
4. ***
5. ***
6. ***
7. ***
8. ***
9. ***
10. ***
11. ***
12. ***
13. ***
14. ***
15. ***
16. ***
17. ***
18. ***

19. ***
20. ***
21. ***

May 9, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227 USA

Ladies and Gentlemen,

Letter Agreement No. 14 (the "Letter Agreement") to Purchase Agreement No. MPA-515 dated May 9, 2003 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Subject: ***

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0 ***

1.1 ***

      ***

1.2 ***

1.3 ***

     ***

    (a) ***

    (b) ***

1.4 ***

1.5 ***

     (a) ***

     (b) ***

2.0 ***

2.1 ***

      (i) ***

2.2 ***

      (i) ***

2.3 ***

2.4 At Buyer's ***, Buyer shall *** in accordance with Article *** above *** for up to *** offered in Article *** of Schedule *** to Supplement MPA *** of the Agreement.

2.5 At Buyer's ***, Buyer shall *** in accordance with Article *** above *** for up to *** in Article *** of Schedule *** to Supplement MPA *** of the Agreement.

2.6 At Buyer's ***, Buyer shall *** in accordance with Article *** above *** for up to *** in Article *** of Schedule *** to Supplement MPA *** of the Agreement.

3.0 Bombardier ***

3.1 At Buyer's ***, Buyer shall *** in accordance with Article *** above *** Bombardier *** described in Article *** hereto:

Description of Bombardier ***	*** Bombardier ***
50 Seat CRJ Aircraft (individual Aircraft type)	***

4.0 Issuance of ***

4.1 50 Seat CRJ Aircraft ***

      Should Buyer *** in accordance with the provisions of

      Article *** of this Letter Agreement number ***, such *** to Buyer: *** Such *** may be used by Buyer in accordance with the provisions of this Letter Agreement number ***.

      Examples:

      (a) ***

      (b) ***

5.0 The provisions of this Letter Agreement are personal to Buyer and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

6.0 In the event of the termination of the Agreement, this Letter Agreement shall automatically become null and void.

7.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this Letter Agreement and the Agreement and/or the applicable Supplement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,

Bombardier Aerospace

 /s/ Thomas E. Bell

Name: Thomas E. Bell
Title: Manager, Contracts
Regional Aircraft

Agreed and accepted this 9th day of May, 2003

US Airways Group, Inc.

 /s/ Jeffery A. McDougle
Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

May 9, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227 USA

Ladies and Gentlemen,

Letter Agreement No. 15 (the "Letter Agreement") to Purchase Agreement No. MPA-515 dated May 9, 2003 (the"Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Subject: ***

This Letter Agreement, when accepted and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

***

***

***

***

***

1.0 ***

***

*** ***
***	***	***
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***

***
***	***	***
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***	***	***

***

1.1 Description of the *** Courses

      ***

     1.1.1 ***

              ***

     1.1.2 ***

              The course shall be as described in Article *** of Annex *** of the Agreement.

     1.1.3 ***

              ***

1.2 Description of the *** Courses

     ***

     1.2.1 ***

             ***

     1.2.2 ***

              ***

     1.2.3 *** Course

              ***

1.3 Request for Bookings

     1.3.1 ***

2.0 ** Manuals

2.1 ***

***

***

***

3.0 ***

3.1 ***

     3.1.1*** Support

     In addition to the above, and provided ***. Should *** Bombardier will ***.

     3.1.2 *** Support

     ***

     3.1.3 *** Training

***

***
***	***
***	***
***	***
***	***

3.1.4 *** Manuals

(a) ***:

Bombardier agrees to sell to Buyer, the following ***:

*** 50 Seat Aircraft ***; or

*** 64/75 Aircraft ***; or

*** 50 Seat Aircraft ***; or

*** 64/75 Seat Aircraft,

at *** in addition to *** provided under Letter Agreement No. ***, provided such *** is added to Buyer's existing *** infrastructure.

***

b) ***

***

c) ***

***

***

3.1.5 ***

***	***
***	***
***	***
***	***
***	***

***

3.1.6 ***

***	***
***	***
***	***
***	***
***	***

3.1.7 ***

***	***
***	***
***	***

***	***
***	***

3.1.8 ***

3.1.9 ***

3.1.10 ***

3.2 Intentionally Left Blank

3.3 ***

***

4.0 ***

4.1 ***

4.2 ***

5.0 ***

5.1 ***

6.0 Miscellaneous

6.1 The provisions of this Letter Agreement are personal to Buyer and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

6.2 In the event of the termination of the Agreement, this Letter Agreement shall automatically become null and void.

6.3 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this Letter Agreement and the Agreement and/or the applicable Supplement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
Bombardier Aerospace

 /s/ Thomas E. Bell
Name: Thomas E. Bell
Title: Manager, Contracts
Regional Aircraft

Agreed and accepted this 9th day of May, 2003

US Airways Group, Inc.

  /s/ Jeffery A. McDougle
Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

May 9, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227 USA

Ladies and Gentlemen,

Letter Agreement No. 16 (the "Letter Agreement") to Purchase Agreement No. MPA-515 dated May 9, 2003 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Intentionally Left Blank

May 9, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227 USA

Ladies and Gentlemen,

Letter Agreement No. 17 (the "Letter Agreement") to Purchase Agreement No. MPA-515 dated May 9, 2003 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Subject: Supplier Furnished Passenger Seats

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0 Buyer has elected to furnish the 50 Seat CRJ Aircraft and the 64/75 Seat CRJ Aircraft with the following passenger seats that are manufactured by C&D Aerospace
("C&D Aerospace"):

(i.) Super economy passenger seats (the "Super Economy Passenger Seats"); and/or

(ii.) Business class passenger seats (the "Business Class Seats")

(reference Buyer Selected Optional Feature control numbers for the aforementioned seats attached as Appendix I).

2.0   C&D Aerospace is currently in the process of obtaining full certification for the aforementioned seats from Transport Canada and/or the FAA. Buyer acknowledges that the Super Economy Passenger Seats may not obtain full TSO C39b seat certification for the 50 Seat CRJ Aircraft and full TSO C127a seat certification for the 64/75 Seat CRJ Aircraft in time to support initial Aircraft deliveries.

3.0   ***

3.1   ***

3.2   ***

3.3   ***

3.4   ***

4.0   If, due to seat design and/or differences between Transport Canada and FAA Head Impact Criteria (HIC) and/or seat design certification requirements, and/or delays to the issuance of full seat certification for the 64 Seat CRJ Aircraft and/or the 75 Seat CRJ Aircraft, Transport Canada has not certified Buyer's desired passenger seating configuration(s) at time of delivery of any Aircraft, ***.

***

5.0 ***

6.0 The provisions of this Letter Agreement are personal to Buyer and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

7.0 In the event of the termination of the Agreement, this Letter Agreement shall automatically become null and void.

8.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this Letter Agreement and the Agreement and/or the applicable Supplement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
Bombardier Aerospace

 /s/ Thomas E. Bell
Name: Thomas E. Bell
Title: Manager, Contracts
Regional Aircraft

Agreed and accepted this 9th day of May, 2003

US Airways Group, Inc.

 /s/ Jeffery A. McDougle
Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

Appendix I

Supplier Furnished Passenger Seats

Buyer Selected Optional Feature Control Numbers

CRJ200 ***

Bombardier Control No.                       Option Description

***                                              Pax Seats - Super Economy Class

CRJ700 ***

Bombardier Control No.                      Option Description

***                                             Pax Seats - Super Economy Class

***                                             Pax Seats - Business Class (two rows)

***                                             Pax Seats - BC with Leather Dress Cover

May 9, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227 USA

Ladies and Gentlemen,

Letter Agreement No. 18 (the "Letter Agreement") to Purchase Agreement No. MPA-515 dated May 9, 2003 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Intentionally Left Blank

May 9, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227 USA

Ladies and Gentlemen,

Letter Agreement No. 19 (the "Letter Agreement") to Purchase Agreement No. MPA-515 dated May 9, 2003 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Subject: ***

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0 ***

2.0 ***

      ***

3.0 ***

      (i) ***

      (ii) ***

4.0 The provisions of this Letter Agreement are personal to Buyer and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

5.0 In the event of the termination of the Agreement, this Letter Agreement shall automatically become null and void.

6.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this Letter Agreement and the Agreement and/or the applicable Supplement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
Bombardier Aerospace

 /s/ Thomas E. Bell

Name: Thomas E. Bell
Title: Manager, Contracts
Regional Aircraft

Agreed and accepted this 9th day of May, 2003

US Airways Group, Inc.

 /s/ Jeffery A. McDougle

Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

May 9, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227 USA

Ladies and Gentlemen,

Letter Agreement No. 20 (the "Letter Agreement") to Purchase Agreement No. MPA-515 dated May 9, 2003 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Subject: Interior Optional Feature Installation

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0   Buyer has elected to furnish the Aircraft with the following features that are manufacturered by C&D Aerospace ("C&D Aerospace"):

(i.)  Buyer Custom Lavatory and Cabin Laminates (the "Lavatory and Cabin Laminates");

(ii.)  Buyer custom Non-Textile Dado Panel Covering (the "Non-Textile Dado Panel Coverings"); and

(iii.) "Turn Off Electronic Devices" illuminated signs in PSUs in lieu of "No Smoking" signs (the "TOED Illuminated Sign System").

2.0 With respect to the Lavatory and Cabin Laminates and Non-Textile Dado Panel Coverings for production installation onto the Aircraft, the parties hereby agree as follows:

2.1 ***

2.2 ***

2.3 ***

3.0 With respect to the TOED Illuminated Sign System for production installation onto the Aircraft, the parties hereby agree as follows:

            3.1 ***

3.2 ***

***

4.0 Notwithstanding Articles 2.0 and 3.0 above, Buyer acknowledges and agrees that Buyer will be required to accept and make payment in full to Bombardier for any Affected Aircraft on or prior to such aircraft's delivery date.

5.0 The provisions of this Letter Agreement are personal to Buyer and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

6.0 In the event of the termination of the Agreement, this Letter Agreement shall automatically become null and void.

7.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this Letter Agreement and the Agreement and/or the applicable Supplement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
Bombardier Aerospace

 /s/ Thomas E. Bell

Name: Thomas E. Bell
Title: Manager, Contracts
Regional Aircraft

Agreed and accepted this 9th day of May, 2003

US Airways Group, Inc.

 /s/ Jeffery A. McDougle

Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

SUPPLEMENT NO. 1

TO

MASTER PURCHASE AGREEMENT NO. PA-515

BETWEEN

BOMBARDIER INC.

AND

US AIRWAYS GROUP, INC.

This Supplement, including all Schedules and Annexes, when accepted and agreed to by US Airways Group, Inc. ("Buyer") will become part of Master Purchase Agreement No. PA-515 entered into between BOMBARDIER INC., a Canadian corporation represented by Bombardier Aerospace, Regional Aircraft having offices at 123 Garratt Boulevard, Downsview, Ontario, Canada ("Bombardier") and Buyer (the "Agreement") and will evidence our further agreement with respect to the matters set forth below.

The provisions of the Agreement shall apply to the Bombardier products purchased and sold in accordance with this Supplement. All capitalized terms herein, unless defined herein, shall have the same respective meanings as in the Agreement. This Supplement is subject to the provisions of the Agreement, all of which are incorporated herein, provided that in the event of any inconsistency between the provision of the Agreement and the provisions of this Supplement, the latter shall take precedence.

Article 1 below supplements Article 2 of the Agreement.

ARTICLE 1 SUBJECT MATTER OF SALE

1.1 Subject to the provisions of the Agreement and this Supplement, Bombardier will sell and Buyer will purchase sixty (60) model CL-600-2B19 Bombardier CRJ200 aircraft ("50 Seat CRJ Aircraft" or "Aircraft") manufactured pursuant to Type Specification number *** attached hereto as Schedule 1 as same may be modified from time to time in accordance with the Agreement and this Supplement (the "Specification"), as supplemented to reflect the incorporation of the Buyer selected optional features ("Buyer Selected Optional Features") set forth in Schedule 3.

Article 2.0 below supplements Article 4.0 of the Agreement.

ARTICLE 2.0 PRICE

2.1 (a) ***
      (b) ***

Article 3.0 below supplements Article 8.0 of the Agreement.

ARTICLE 3.0 DELIVERY PROGRAM

3.1 The Aircraft shall be offered to Buyer for inspection and acceptance at Bombardier's facility in Dorval, Quebec during the calendar months for each year set forth in Schedule 2 to this supplement (the "Scheduled Delivery Months").

Article 4.0 ***

4.1 Intentionally Left Blank.

4.2 ***

      ***

***

***

IN WITNESS WHEREOF this Supplement was signed on the 9th day of May 2003.

For and on behalf of                                           For and on behalf of

US AIRWAYS GROUP, INC.                                              BOMBARDIER INC.
                                                                                                 Bombardier Aerospace -
                                                                                                 Regional Aircraft

 /s/ Jeffery A. McDougle                                                            /s/ Thomas E. Bell

Name: Jeffery A. McDougle                                                     Name: Thomas E. Bell
Title: Vice President - Finance & Treasurer                             Title: Manager, Contracts

Schedule 1 to Supplement MPA-515-1

50 Seat CRJ Aircraft SPECIFICATION

***

***

Schedule 2 to Supplement MPA-515-1

50 Seat CRJ Aircraft Scheduled Delivery Months
		Firm	Reconfirmable	Options	Total
2003	Jan	***	***	***	***
	Feb	***	***	***	***
	Mar	***	***	***	***
	Apr	***	***	***	***
	May	***	***	***	***
	Jun	***	***	***	***
	Jul	***	***	***	***
	Aug	***	***	***	***
	Sep	***	***	***	***
	Oct	***	***	***	***
	Nov	***	***	***	***
	Dec	***	***	***	***
Sub Total		***	***	***	***
2004	Jan	***	***	***	***
	Feb	***	***	***	***
	Mar	***	***	***	***
	Apr	***	***	***	***
	May	***	***	***	***
	Jun	***	***	***	***
	Jul	***	***	***	***
	Aug	***	***	***	***
	Sep	***	***	***	***
	Oct	***	***	***	***
	Nov	***	***	***	***
	Dec	***	***	***	***
Sub Total		***	***	***	***
2005	Jan	***	***	***	***
	Feb	***	***	***	***
	Mar	***	***	***	***
	Apr	***	***	***	***
	May	***	***	***	***
	Jun	***	***	***	***
	Jul	***	***	***	***
	Aug	***	***	***	***
	Sep	***	***	***	***
	Oct	***	***	***	***
	Nov	***	***	***	***
	Dec	***	***	***	***
Sub Total		***	***	***	***

2006	Jan	***	***	***	***
	Feb	***	***	***	***
	Mar	***	***	***	***
	Apr	***	***	***	***
	May	***	***	***	***
	Jun	***	***	***	***
	Jul	***	***	***	***
	Aug	***	***	***	***
	Sep	***	***	***	***
	Oct	***	***	***	***
	Nov	***	***	***	***
	Dec	***	***	***	***
Sub Total		***	***	***	***
2007	Jan	***	***	***	***
	Feb	***	***	***	***
	Mar	***	***	***	***
	Apr	***	***	***	***
	May	***	***	***	***
	Jun	***	***	***	***
	Jul	***	***	***	***
Sub Total		***	***	***	***
GRAND TOTAL		60	90	70	220

In the event of termination of the Agreement and/or this Supplement with respect to any 50 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, except as provided in Article 18 of the Agreement.

This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

Schedule 3 to Supplement MPA-515-1

CR Ref. #	Option Description	Price in
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
	***	***

	***	***

	***	***

***
***	***	***

***

***

In the event of termination of the Agreement and/or this Supplement with respect to any 50 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, except as provided in Article 18 of the Agreement.

This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

Schedule 4 to Supplement MPA-515-1

Buyer Information

BUYER INFORMATION	DUE DATES
*Customized/Multiple Paint Schemes	*** prior to delivery of each Aircraft.
*Interior Décor - Standard Materials and Combinations	*** prior to delivery of the First Aircraft.
*Interior Décor - Standard Materials, Custom Combinations	*** prior to delivery of the First applicable Aircraft.
*Interior Décor -Custom Materials, Custom Combinations	*** prior to delivery of the First applicable Aircraft.
*Placards, Markings, Labels and Translations	*** prior to delivery of the First Aircraft.
*Emergency Equipment - Standard Selection/Locations	*** prior to delivery of the First Aircraft.
*Emergency Equipment -Custom Selection/Locations	*** prior to delivery of the First applicable Aircraft.
**Aircraft Registration Number(s)	*** prior to delivery of each Aircraft.
**Mode S Transponder Octal Code(s), as applicable	*** prior to delivery of each Aircraft.
**SELCAL Code(s), as applicable	*** prior to delivery of each Aircraft.
**GPWS Audio Call-out (Mode 6) Codes, as applicable	*** prior to delivery of each Aircraft.

***

FORM "A" TO SCHEDULE 4

BUYER'S CUSTOMIZED PAINT SCHEME

US Airways Group, Inc. hereby approves the attached Customized Paint Scheme.

Dated this ______ day of ______________ 2003.

By:   /s/ Jeffery A. McDougle
Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

cc: Contracts

FORM "B" TO SCHEDULE 4

BUYER'S INTERIOR DÉCOR AND EMERGENCY EQUIPMENT LIST

US Airways Group, Inc. hereby approves the attached Interior Décor as submitted by Buyer on ________________, 2003 and confirmed by Bombardier Aerospace on ___________________, 2003 and hereby approves the attached Emergency Equipment List and Locations.

Dated this ___ day of ______________ 2003.

By: _/s/ Jeffery A. McDougle
Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

cc: Contracts

FORM "C" TO SCHEDULE 4

BUYER'S PLACARDS, LABELS & MARKINGS

US Airways Group, Inc. hereby approves the attached Placards, Markings, and Labels as submitted by Buyer on ________________________, 2003 and confirmed by Bombardier Aerospace on ___________________, 2003.

Dated this ___ day of ______________ 2003.

By: _/s/ Jeffery A. McDougle
Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

cc: Contracts

Schedule 5 to Supplement MPA-515-1

50 Seat CRJ Reconfirmable and Option Aircraft

1.0   Reconfirmable Aircraft

1.1   In consideration of Buyer entering into the Agreement to purchase the Aircraft, Bombardier agrees to provide Buyer with the right to purchase an additional ninety (90) 50 Seat CRJ Aircraft (the "Reconfirmable Aircraft") under the following terms and conditions.

1.2   ***

1.3   The Reconfirmable Aircraft shall be offered for inspection and acceptance to Buyer at Bombardier's facility in Dorval, Quebec during the Scheduled Delivery Months proposed in Schedule 2 of this Supplement.

1.4   Buyer shall have the right by written notice to Bombardier at least *** months prior to the Scheduled Delivery Month of the particular Reconfirmable Aircraft, to elect not to purchase such Reconfirmable Aircraft. If Buyer does not provide such written notice, the Reconfirmable Aircraft will automatically become a Firm Aircraft. If Buyer wishes make firm any of the Reconfirmable Aircraft earlier than *** months prior to the Scheduled Delivery Month of the particular Reconfirmable Aircraft, it may do so by providing Bombardier written notice of same at any time up to *** months prior to Scheduled Delivery Month.

2.0   Option Aircraft

2.1   In consideration of Buyer entering into the Agreement to purchase the Aircraft, Bombardier agrees to provide Buyer with the right to purchase an additional seventy (70) 50 Seat CRJ Aircraft (the "Option Aircraft") under the following terms and conditions.

2.2   ***

2.3   The Option Aircraft shall be offered for inspection and acceptance to Buyer at Bombardier's facility in Dorval, Quebec during the Scheduled Delivery Months set forth in Schedule 2 of this Supplement.

2.4   Buyer may exercise its rights to purchase a particular Option Aircraft by providing irrevocable written notice to do so at least *** months prior to the Scheduled Delivery Month of the particular Option Aircraft. Should Buyer wish to exercise its purchase rights for any of the Option Aircraft earlier than *** months prior to the Scheduled Delivery Month of the particular Option Aircraft, it may do so by providing Bombardier written notice of same at any time up to *** months prior to the Scheduled Delivery Month.

3.0 In the event of termination of the Agreement and/or this Supplement with respect to any 50 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

4.0 The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, except as provided in Article 18 of the Agreement.

5.0 This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

6.0 Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

7.0 In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

Schedule 6 to Supplement MPA-515-1

50 SEAT CRJ AIRCRAFT CREDIT MEMORANDUM

1.0 ***

2.0 In the event of termination of the Agreement and/or this Supplement with respect toany 50 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

3.0 The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, except as provided in Article 18 of the Agreement.

4.0 This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

5.0 Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

6.0 In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

Schedule 7 to Supplement MPA-515-1

Intentionally Left Blank

Schedule 8 to Supplement MPA-515-1

50 Seat CRJ Aircraft Performance Guarantee

1.0 AIRCRAFT CONFIGURATION

The guarantees listed below are based on the CRJ200 LR Aircraft configuration as defined in Bombardier Aerospace Type Specification *** issue C, with the Buyer Selected Optional Features listed in Schedule 3 to this Supplement and equipped with GE CF34-3B1 engines as defined in GE Engines Specification E1271A. The weight data corresponds to the *** design weight option and includes the weight changes associated with the centre-wing fuel tank. Appropriate adjustments shall be made for any changes in configuration approved by the Buyer and Bombardier or otherwise allowed by the Purchase Agreement and which cause changes to the performance of the Aircraft.

2.0 AIRPORT CONDITIONS

All maximum take-off weight calculations are based on the conditions described below:

- ***
- ***
- Dry runway
- Wind                        : ***
- Clearway                  : ***
- Stopway                   : ***
- Flaps                        : optimum *** deg
- ***
- ***

Airport            : ***
Runway           : ***
Slope              : ***
TORA            : ***
Elev.               : ***
Temper.          : ***
Obst.              :               #             distance (ft)           height (ft)
                                    ***               ***                     ***
                                    ***               ***                     ***
                                    ***               ***                     ***
                                    ***               ***                     ***
                                    ***               ***                     ***
                                    ***               ***                     ***

Airport            : ***
Runway           : ***
Slope              : ***
TORA            : ***
Elev.               : ***
Temper.          : ***
Obst.              :               #             distance (ft)           height (ft)
                                    ***               ***                     ***
                                    ***               ***                     ***
                                    ***               ***                     ***
                                    ***               ***                     ***
                                    ***               ***                     ***
                                    ***               ***                     ***
                                    ***               ***                     ***

Airport            : ***
Runway           : ***
Slope              : ***
TORA            : ***
Elev.               : ***
Temper.          : ***
Obst.              :               #             distance (ft)           height (ft)
                                    ***               ***                     ***

Airport            : ***
Runway           : ***
Slope              : ***
TORA            : ***
Elev.               : ***
Temper.          : ***
Obst.              :               #             distance (ft)           height (ft)
                                    ***               ***                     ***

Airport            : ***
Runway           : ***
Slope              : ***
TORA            : ***
Elev.               : ***
Temper.          : ***
Obst.              :               #             distance (ft)           height (ft)
                                    ***               ***                     ***
                                    ***               ***                     ***
                                    ***               ***                     ***

Airport            : ***
Runway           : ***
Slope              : ***
TORA            : ***
Elev.               : ***
Temper.          : ***
Obst.              : ***

3.0 PERFORMANCE GUARANTEES

3.1 Take-off Performance

3.1.1 Take-off Field Length at Maximum Take-Off Weight

FAR take-off field length, at a take-off gross weight of *** shall not be more than *** feet.

3.1.2 Maximum Permissible Take-off Weight at Various Airports

In compliance with FAR take-off requirements, the maximum permissible take-off weight at the start of ground run, *** presented in the table below when operated under the conditions specified in article 2.0.

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

3.2 Landing Performance

3.2.1 Landing Field Length at Maximum Landing Weight

FAR landing field length, at a landing weight of ***, shall not be more than *** feet.

3.2.2 Maximum Permissible Landing Weight ***

In compliance with FAR landing requirements, the maximum permissible landing weight *** when operated under the conditions specified below, representative ***.

Conditions:

Runway:	***
Airport elevation:	***
Ambient temperature	*** ***
Runway available - landing (G/S):	***

3.2.3 Maximum Permissible Landing Weight at ***

In compliance with FAR landing requirements, the maximum permissible landing weight *** when operated under the conditions specified below, representative of ***.

Conditions:

Runway:	***
Airport elevation:	***
Ambient temperature	*** ***
Runway available - landing (G/S):	***

3.3 Climb Ceiling - All Engine Operating

The all engine climb ceiling based on ***. This climb ceiling is based on the use of a climb schedule of ***.

3.4 Climb Performance - All Engine Operating

The aircraft at a take-off gross weight of ***, shall maintain a rate of climb through ***.

3.5 One-Engine-Inoperative Enroute Climb Ceiling

The pressure altitude at which the FAR net enroute climb gradient is *** with one engine inoperative, and the other engine developing maximum continuous thrust on an *** day with engine bleed for air conditioning and anti-icing ***, at a weight of ***, shall not be less than ***.

3.6 Approach Climb Limit - One Engine Inoperative

     The temperature at which the aircraft meet the FAA approved, one engine inoperative, approach climb limit requirements, at the maximum landing weight of ***.

3.7 Speed

     The level flight speed at a gross weight of ***, shall not be less than ***.

3.8 Specific Air Range

     The nautical air miles per pound of fuel in ISA conditions, at *** altitude, at an Aircraft gross weight of ***, at a true mach number of ***.

3.9 Mission Guarantee

3.9.1 Maximum Range Mission

     When operated under the conditions specified in paragraph 3.9.3 with the fixed quantities and allowances specified in paragraph 3.9.4, the maximum equivalent still air range *** presented in the table below ***.

Table 1

***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

     The maximum take-off weight for each departure airport is based on the conditions specified in article 2.0 and is in compliance with FAR 25 take-off requirements.

3.9.2 500 nm Equivalent Still Air Range Mission

     For a mission with an equivalent still air range (stage length) of *** nautical miles, when operated under the conditions specified in paragraph 3.9.3 and 3.9.4, the block fuel burnt *** when carrying a fixed payload of ***

3.9.3 Mission Description

     The equivalent still air range (stage length) is the actual route distance corrected for the average winds.

     The missions are flown in *** conditions throughout.

     Take-off is made with engines at full take-off thrust.

     Climb is made starting at *** above the airport elevation to the initial cruise pressure altitude specified in the table above using a climb speed schedule of ***.

     Cruise is at the pressure altitude specified in the table above at cruise Mach number of ***. Thrust during cruise is not to exceed *** thrust.

     When a second cruise pressure altitude is specified in Table 1, a step climb from the first to the second pressure altitude is made using a climb speed schedule of ***. It is followed by a cruise at the second pressure altitude at cruise Mach number of ***.

     Descent is made from the final cruise pressure altitude in the table above *** using a descent speed schedule of ***.

3.9.4 Fixed Quantities and Allowance

For the purpose of this guarantee the following are fixed quantities and allowances:
-  Engine start and taxi-out fuel - ***                                                    *** lb
-  Take-off fuel including acceleration to initial climb speed                    *** lb
at *** ft above the airport
-  Approach and landing from ***                                                        *** lb
-  Taxi-in fuel - *** minutes (taken from reserves)                                 *** lb
-  Usable reserve fuel remaining upon completion of aproach and landing phase, based on the reserve profile specified below:
     (1)  *** nm diversion including:
            i)  Overshoot fuel including acceleration to initial climb speed     *** lb
at *** ft
            ii)  Climb from *** at a speed of *** KCAS
            iii)  Cruise at *** at Long Range Cruise speed (LRC)
            iv)  Descent to *** at a speed of ***
            v)  Approach and landing from 1500 ft to sea level                   *** lb
     (2)  plus fuel equivalent to 45 minute cruise at 20000 ft
at long range cruise speed (LRC)
-  *** fuel flow degradation on climb, cruise and descent fuel for mission and diversion and diversion holding.

The stage length is defined as the sum of the climb, cruise and descent distances.
M denotes true Mach number.

Block fuel includes ***.

The maximum range guarantees are based on the fixed estimated O.W.E. of *** lb, presented in paragraph 4.2, and a fixed passenger weight allowance of *** lb per passenger.

3.10 Performance Retention

     *** of the combined CRJ200 fleet specific air range ***, shall not be worse than that specified in the guarantee set forth below.

***	***
***	***
***	***
***	***
***	***
***	***

A ***, as detailed in Appendix A, will be used by the Buyer *** and to ***.

4.0 WEIGHT GUARANTEES

4.1 Manufacturer's Weight Empty Bare Guarantee

The Manufacturer's Weight Empty (MWE) bare, as defined in the Type Specification, ***.

4.2 Estimated Operating Weight Empty

The fixed Operating Weight Empty (OWE) used in section 3.9 is based on the following values:

Manufacturing Weight Empty (Bare) Guarantee	*** lb

Customer Options
- ***	*** lb
- ***	*** lb
- ***	*** lb
- ***	*** lb
- ***	*** lb
- ***	*** lb
- ***	*** lb
- ***	*** lb
- ***	*** lb
- ***	*** lb
- ***	*** lb
- ***	*** lb
- ***	*** lb

Operational Items
- ***
- ***	*** lb
- ***	*** lb
- ***	*** lb
- ***	*** lb
- ***
***
***	*** lb
***	*** lb
***	*** lb
***	*** lb
***	*** lb
***
***	*** lb
- ***	*** lb
- ***	*** lb
- 28 -
- ***	*** lb
- ***
***	*** lb
***	*** lb
- ***	*** lb

Operating Weight Empty	*** lb

- ***	*** lb

Operating Weight Empty for Mission Guarantee	*** lb

4.3 Maximum Zero Fuel Weight Guarantee

     The Maximum Zero Fuel Weight (MZFW) *** lb.

4.4 Maximum Landing Weight Guarantee

     The Maximum Landing Weight (MLW) *** lb.

4.5 Maximum Take-off Weight Guarantee

     The Maximum Take-off Weight (MTOW) *** lb.

5.0  PERFORMANCE GUARANTEES CONDITIONS

5.1  All guaranteed performance data are based on the ICAO International StandardAtmosphere (ISA) unless noted otherwise. Altitudes are pressure altitudes.

5.2  FAR take-off and landing performance are based on the requirements of FAR 25 at amendment 41.

5.3  Take-off and landing performance guarantees are based on operation from ***

5.4  The one-engine-inoperative enroute climb ceiling and the one-engine-inoperative approach climb limit guarantees are based ***.

5.5  When establishing the take-off performance, ***.

5.6  All engine operating climb ceiling, all engine operating minimum take-off rate of climb, speed, specific air range and the climb, cruise, and descent portion of the mission guarantee include allowance for normal engine bleed and power extraction. Normal engine bleed is defined as that bleed required to maintain a cabin pressure altitude not exceeding 8000 feet at the maximum operating altitude with an average cabin ventilation rate of not less than *** and a cabin temperature of ***.

5.7  Normal power extraction assumes a load of *** Kilowatts per engine with both engines operative and a load of *** Kilowatts with one engine inoperative.

5.8  Fuel density is assumed to be *** pounds / US gallon. All performance guarantees are based on the use of a fuel with a lower heating value (LHV) of *** BTU / pound and on an Aircraft centre of gravity location of ***of the mean aerodynamic chord.

5.9  With the exception of the performance *** guarantees of ***, all guarantees set forth in this performance guarantees shall be met *** and are applicable to a ***.

5.10  ***

5.11  The Aircraft Fleet includes all delivered Aircraft after a minimum of *** Aircraft have been delivered.

5.12  Buyer shall operate and maintain the Aircraft and the engines in accordance with Bombardier's and engine manufacturer's procedures, recommendations and instructions contained in the applicable manuals, data and documents provided for the Aircraft. Should Buyer's Aircraft not be so maintained, the guarantee values in Article 3.10 will be adjusted to reflect the resulting adverse effect on the Aircraft performance.

5.13  Buyer shall make reasonable efforts to inform Bombardier of any modifications made on the airframe or the engines that may affect the aerodynamic cleanliness and/or the performance level of the Aircraft and Bombardier and Buyer will mutually agree to adjust the guarantee levels accordingly.

5.14  The guarantees of paragraph do not cover Aircraft *** due to airframe or engine damage to the extent resulting from (1) Buyer's misuse or negligence, (2) Buyer's improper installation, maintenance or operation, (3) foreign object damage ("FOD"), or (4) Buyer's employment of engines in power-back Aircraft operation. If an Aircraft or Aircraft Fleet is affected by the conditions resulting above, the effect on the performance guarantee of the Aircraft will be mutually agreed and the Aircraft *** level calculations will be adjusted accordingly for the affected period.

5.15  Intentionally left blank.

5.16  In the event of non compliance with the guarantee set forth in *** above, should it become apparent the Buyer has consistently replaced engines with fewer hours after "heavy overhaul maintenance" on a new Aircraft with engines with greater hours after "heavy overhaul maintenance" from an old aircraft and such replacement practices may have had an overall negative impact on the performance of the new Aircraft, the guarantee values may require adjustments to be mutually agreed by the parties.

5.17  The guarantee set forth in *** above is based on the estimated delivery schedule presented below:

***	***
***	***
***	***
***	***
***	***

     If the actual delivery schedule is different from the schedule presented above, Bombardier will review the impact on the ***.

In the event that the actual delivery schedule has an ***.

6.0 GUARANTEE COMPLIANCE

6.1 Compliance with take-off performance guarantees in Article 3.1, landing performance guarantee in Article 3.2, one-engine-inoperative enroute climb ceiling performance guarantee in Article 3.5 and one-engine-inoperative approach climb limit performance guarantee in Article 3.6, shall be demonstrated by reference to the approved Aircraft Flight Manual adjusted to reflect any differences due to change in certification requirements or interpretation thereof.

6.2 Compliance with the all engine operating climb ceiling guarantee in Article 3.3, all engine operating minimum rate of climb in Article 3.4, speed guarantee in Article 3.7, specific air range guarantee in Article 3.8 and mission performance guarantees in Article 3.9 shall be established by calculations based on flight test data obtained for an aircraft configuration similar to that defined by this specification and shall be demonstrated by reference to the Flight Planning and Cruise Control Manual (FPCCM).

6.3 Compliance with the *** guarantee in *** shall be ***.

6.4 Compliance with the *** guarantee of Article shall be verified, with the method described in ***.

6.4.1 The Buyer will have the responsibility to ***.

6.4.2 An ***, supplied by Bombardier to the Buyer, based on the Flight Planning and Cruise Control Manual, ***.

6.4.3 ***

6.4.4 Buyer will have the responsibility to inform Bombardier when the *** summary report generated by Buyer and sent to Bombardier shall summarize the results from the monitoring program. In the case that the ***.

6.5 Data derived from test shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show ***.

7.0 ***

7.1 All Guarantees

     In the event of a shortfall in the guarantees contained in this performance guarantee, ***.

7.2 *** Guarantees

     In the event of non-compliance with the individual Aircraft *** guarantee ***, set forth in ***, the extent of the *** from the guarantee value shall be noted at delivery, (the ***). If at any time within the Correction Period, the *** is eliminated by Bombardier, ***.

7.3 ***

***	***
***	***
***	***
***	***

7.4 ***

7.4.1 Delivery ***

***

***

***

Where:

***

***

***

***

7.5 In the event of non-compliance with the Deterioration Guarantees, ***.

7.5.1 ***

***

***

***

Where:

***

***

***

***

8.0 In the event of termination of the Agreement and/or this Supplement with respect to any 50 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

9.0 The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, except as provided in Article 18 of the Agreement.

10.0 This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

11.0 Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

12.0 In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

APPENDIX A - *** PROGRAM

The following *** program will be used for ***.

A.1 Initial Monitoring Period

***

The following data will be obtained during each such data recording (Data Event).

- ***

- ***

- ***

- ***

- ***

- ***

- ***

- ***

- ***

- ***

- ***

***

The Buyer will exert its diligent efforts to ensure that the above data is obtained during periods of level flight when cruise conditions are steady. In addition, when such data is being recorded, ***.

***

A.2 *** Period

***

A.3 *** Analysis

***

***

A.4 ***

***

A.5 ***

***

***

Schedule 9 to Supplement MPA-515-1

Intentionally Left Blank

Schedule 10 to Supplement MPA-505-1

***

1.0 ***

***

2.0 ***

***

3.0 ***

***

***

*** ***

*** ***

*** ***

*** ***

*** ***

*** ***

4.0 ***

***

5.0 ***

***

***

***

***

***

***

6.0 ***

***

7.0 ***

7.1 ***

7.2 ***

a) ***

b) ***

c) ***

d) ***

e) ***

f) ***

g) ***

h) ***

i) ***

j) ***

k) ***

l) ***

7.3 ***

***

***

7.4 ***

***

***

8.0 ***

     8.1 ***

     a)  ***

     b)  ***

     c)  ***

 8.2 ***

9.0 ***

***

10.0 ***

     10.1 ***

     10.2 ***

11.0 ***

     11.1 ***

12.0 ***

     12.1 ***

13.0 ***

14.0 ***

15.0 ***

16.0 ***

17.0 ***

Schedule 11 to Supplement MPA-515-1

***

1.0 ***

2.0 ***

3.0 ***

4.0 ***

5.0 ***

6.0 ***

7.0       ***

7.1 ***

7.2 ***

7.3 ***

7.4 ***

  ***

8.1 ***

 a) ***

     b) ***

     c) ***

8.2 ***

9.0 ***

10.0 ***

10.1 ***

10.2 ***

11.0 ***

***

12.0 ***

  ***

  ***

  ***

  ***

  ***

Schedule 12 to Supplement MPA-515-1

***

1.0 ***

     1.1 ***

     1.2 ***

2.0 ***

     2.1 ***

     2.1.1 ***

              ***

2.1.2 ***

     a) ***

     b) ***

     c) ***

     d) ***

     e) ***

     f) ***

3.0 ***

     3.1 ***

           ***

     3.2 ***

           ***

     3.3 ***

           ***

           ***

           ***

           ***

4.0 ***

     4.1 ***

     4.2 ***

           ***

***

***

***

***

***

***

     4.3 ***

           ***

           ***

           ***

           ***

5.0 ***

     5.1 ***

           ***

           ***

     5.2 ***

***

     5.3 ***

     5.4 ***

6.0 ***

***

7.0 ***

     7.1 ***

***

     7.2 ***

8.0 ***

***

9.0 ***

10.0 ***

11.0 ***

12.0 ***

13.0 ***

APPENDIX A of Schedule 12 to Supplement MPA-515-1

AIRFRAME DIRECT MAINTENANCE COST GUARANTEE

Guarantee Value Assumptions

***

***

***

***

***

***

***

***

***

APPENDIX B of Schedule 12 to Supplement MPA-515-1

ADMCG Economic Adjustment Formula

The *** will be calculated using the following ***. The *** is specified in Section 2.1 of this Schedule 12.

***

***

***

***

***

***

***

***

***

***

Schedule 13 to Supplement MPA-515-1

50 Seat CRJ Aircraft Training

1.0 Flight Crew Training Program

     1.1 Ground School and Simulator Training

***

***

     1.2 Flight Attendant Course

***

***

     1.3 Flight Dispatcher Course

***

     1.4 Engine Run-up Course

***

     1.5 Taxi Run Course

***

     1.6 Initial Cadre Training

***

2.0 Maintenance Training

***

3.0 In the event of termination of the Agreement and/or this Supplement with respect toany 50 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

4.0 The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, except as provided in Article 18 of the Agreement.

5.0 This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

6.0 Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

7.0 In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

Schedule 14 to Supplement MPA515-1

***

1.0 ***

     1.1 ***

CRJ200 COVERED COMPONENTS

***	***
***	***
***	***
***	***
***	***
***	***
***	***

***	***
***	***

***	***
***	***
***	***
***	***

***	***
***	***

2.0 In the event of termination of the Agreement and/or this Supplement with respect toany 50 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

3.0 The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

5.0 Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

6.0 In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

Schedule 15 to Supplement MPA-515-1

***

1.0 ***

2.0 In the event of termination of the Agreement and/or this Supplement with respect toany 50 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

3.0 The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, except as provided in Article 18 of the Agreement.

4.0 This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

5.0 Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

6.0 In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

Annex A to Schedule 15 to MPA-515-1

50 Seat CRJ Aircraft - ***

1. ***

2. ***

3. ***

  ***
  ***
  ***

4. ***

5. ***

6. ***

7. ***

8. ***

9. ***

10. ***

Schedule 16 to Supplement MPA-515-1

***

1.0 ***

2.0 ***

***

***
***	***
***	***
***	***
***	***

***

***

3.0 ***

3.1 ***

***

 3.2     ***

***

***

Note: ***

3.3 ***

***

3.0   ***

***

***

5.0 ***

***

***

6.0 ***

***

7.0 ***

8.0 ***

9.0 ***

  ***

11.0 ***

Schedule 17 to Supplement MPA-515-1

Intentionally Left Blank

SUPPLEMENT NO. 2

TO

MASTER PURCHASE AGREEMENT NO. PA-515

BETWEEN

BOMBARDIER INC.

AND

US AIRWAYS GROUP, INC.

This Supplement, including all Schedules and Annexes, when accepted and agreed to by US Airways Group, Inc. ("Buyer") will become part of Master Purchase Agreement No. PA-515 entered into between BOMBARDIER INC., a Canadian corporation represented by Bombardier Aerospace, Regional Aircraft having offices at 123 Garratt Boulevard, Downsview, Ontario, Canada ("Bombardier") and Buyer (the "Agreement") and will evidence our further agreement with respect to the matters set forth below.

The provisions of the Agreement shall apply to the Bombardier products purchased and sold in accordance with this Supplement. All capitalized terms herein, unless defined herein, shall have the same respective meanings as in the Agreement. This Supplement is subject to the provisions of the Agreement, all of which are incorporated herein, provided that in the event of any inconsistency between the provision of the Agreement and the provisions of this Supplement, the latter shall take precedence.

Article 1 below supplements Article 2 of the Agreement.

ARTICLE 1.0  SUBJECT MATTER OF SALE

1.1 Subject to the provisions of the Agreement and this Supplement, Bombardier offers to sell and Buyer has the option to purchase thirty (30) model CL-600-2C10 Bombardier CRJ700 aircraft ***, manufactured pursuant to Type Specification number *** attached hereto as Schedule 1 as same may be modified from time to time in accordance with the Agreement and this Supplement (the "Specification"), as supplemented to reflect the incorporation of the Buyer selected optional features ("Buyer Selected Optional Features") set forth in Schedule 3 hereto. ***

***

Article 2 below supplements Article 4 of the Agreement.

ARTICLE 2.0  PRICE

     2.1   (a) ***

             (b) ***

             (c) ***

             (d) ***

Article 3.0 below supplements Article 8.0 of the Agreement.

ARTICLE 3.0  DELIVERY PROGRAM

     3.1 Subject to Buyer exercising its rights in accordance with the provisions of Article 4.1 below, the *** shall be offered to Buyer for inspection and acceptance at Bombardier's facility in Mirabel, Quebec during the calendar months for each year set forth in Schedule 2 to this Supplement (the "Scheduled Delivery Months").

Article 4.0  OPTION EXERCISE

4.1 Buyer may exercise its rights to purchase the *** offered herein by providing irrevocable written notice to do so at *** prior to the Scheduled Delivery Month of the particular ***. Should Buyer wish to exercise its purchase rights for any of the *** earlier than *** prior to the Scheduled Delivery Month of the particular ***, it may do so by providing Bombardier written notice of same at any time up to *** prior to the Scheduled Delivery Month.

Article 5.0 ***

5.1 ***

     Subject to Buyer exercising its rights in accordance with the provisions of Article 4.1 above, ***.

***

5.2 ***

Subject to Buyer exercising its rights in accordance with the provisions of Article 4.1 above, ***

***

IN WITNESS WHEREOF this Supplement was signed on the 9th day of May, 2003

For and on behalf of                                                                 For and on behalf of

US AIRWAYS GROUP, INC.                                              BOMBARDIER INC.
                                                                                                 Bombardier Aerospace -
                                                                                                 Regional Aircraft

By: /s/ Jeffery A. McDougle                                                     By: /s/ Thomas E. Bell

Name: Jeffery A. McDougle                                                     Name: Thomas E. Bell
Title: Vice President - Finance & Treasurer                             Title: Manager, Contracts

Schedule 1 to Supplement MPA-515-2

*** SEAT CRJ AIRCRAFT SPECIFICATION

***

***

Schedule 2 to Supplement MPA-515-2

*** SEAT CRJ AIRCRAFT SCHEDULED DELIVERY MONTHS

CRJ700
Options
2004	Jan	***
	Feb	***
	Mar	***
	Apr	***
	May	***
	Jun	***
	Jul	***
	Aug	***
	Sep	***
	Oct	***
	Nov	***
	Dec	***
Sub Total		***
2005	Jan	***
	Feb	***
	Mar	***
	Apr	***
	May	***
	Jun	***
	Jul	***
	Aug	***
	Sep	***
	Oct	***
	Nov	***
	Dec	***
Sub Total		***
GRAND TOTAL		30

In the event of termination of the Agreement and/or this Supplement with respect to any ***, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

Schedule 3 to Supplement MPA-515-2

BUYER SELECTED OPTIONAL FEATURES

PRICES AND DESCRIPTIONS

*** CRJ Aircraft
CR Ref. #	Option Description	Price in ***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
	Subtotal	***

	***	***

	Grand Total Buyer Selected Optional Features	***

***
***	***	***

***

***

***

Schedule 3A to Supplement MPA-515-2

BUYER SELECTED OPTIONAL FEATURES

PRICES AND DESCRIPTIONS

*** CRJ Aircraft
CR Ref. #	Option Description	Price in ***

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
	Subtotal	***

	***	***

	Grand Total Buyer Selected Optional Features	***

***
***	***	***

***

***

***

In the event of termination of the Agreement and/or this Supplement with respect to any ***, this Schedule shall become automatically null and void with respect to each Aircraft so terminated.

The provisions of these Schedules are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

Schedule 4 to Supplement MPA-515-2

Buyer Information

BUYER INFORMATION	DUE DATES
Customized/Multiple Paint Schemes	*** prior to delivery of each Aircraft.
Interior Décor - Standard Materials and Combinations	*** prior to delivery of the First applicable Aircraft.
Interior Décor - Standard Materials, Custom Combinations	*** prior to delivery of the First applicable Aircraft.
Interior Décor -Custom Materials, Custom Combinations	*** prior to delivery of the First applicable Aircraft.
Placards, Markings, Labels and Translations	*** prior to delivery of the First Aircraft.
Emergency Equipment - Standard Selection/Locations	*** prior to delivery of the First applicable Aircraft.
Emergency Equipment -Custom Selection/Locations	*** prior to delivery of the First applicable Aircraft.
Aircraft Registration Number(s)	*** prior to delivery of each Aircraft.
Mode S Transponder Octal Code(s), as applicable	*** prior to delivery of each Aircraft.
SELCAL Code(s), as applicable	*** prior to delivery of each Aircraft.
GPWS Audio Call-out (Mode 6) Codes, as applicable	*** prior to delivery of each Aircraft.

FORM "A" TO SCHEDULE 4

BUYER'S CUSTOMIZED PAINT SCHEME

US Airways Group, Inc. hereby approves the attached Customized Paint Scheme.

Dated this ___ day of ______________ 2003.

By: _/s/ Jeffery A. McDougle
Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

cc: Contracts

FORM "B" TO SCHEDULE 4

BUYER'S INTERIOR DÉCOR AND EMERGENCY EQUIPMENT LIST

US Airways Group, Inc. hereby approves the attached Interior Décor as submitted by Buyer on ________________, 2003 and confirmed by Bombardier Aerospace on ___________________, 2003 and hereby approves the attached Emergency Equipment List and Locations.

Dated this ___ day of ______________ 2003.

By: _/s/ Jeffery A. McDougle
Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

cc: Contracts

FORM "C" TO SCHEDULE 4

BUYER'S PLACARDS, LABELS & MARKINGS

US Airways Group, Inc. hereby approves the attached Placards, Markings, and Labels as submitted by Buyer on ________________________, 2003 and confirmed by Bombardier Aerospace on ___________________, 2003.

Dated this ___ day of ______________ 2003.

By: _/s/ Jeffery A. McDougle
Name: Jeffery A. McDougle
Title: Vice President - Finance and Treasurer

cc: Contracts

Schedule 5 to Supplement MPA-515-2

Intentionally Left Blank

Schedule 6 to Supplement MPA-515-2

*** CRJ AIRCRAFT CREDIT MEMORANDUM

1.0 ***

(a) ***

(b) ***

***

2.0 In the event of termination of the Agreement and/or this Supplement with respect to any *** CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

3.0 The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

5.0 Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

6.0 In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

Schedule 7 to Supplement MPA-515-2

*** CRJ Aircraft Performance Guarantee

1.0 AIRCRAFT CONFIGURATION

The guarantees listed below are for a *** CRJ Aircraft based on the CRJ700 ER Aircraft configuration as defined in Bombardier Aerospace Type Specification ***, with the Buyer Selected Optional Features listed in Schedule 3 or Schedule 3A as applicable, and equipped with GE CF34-8C1 engines as defined in GE document CF34-8C1 Installation Manual reference GEK 105093. The weight data corresponds to the *** design weight option. Appropriate adjustments shall be made for any changes in configuration, *** approved by the Buyer and Bombardier or otherwise allowed by the Purchase Agreement and which cause changes to the performance of the Aircraft.

2.0 AIRPORT CONDITIONS

All maximum take-off weight calculations are based on the conditions described below:

- ***
- ***
- ***
- ***
- ***
- ***
- ***
- ***
- ***

Airport           : ***
Runway          : ***
Slope              : ***
TORA            : ***
Elev.               : ***
Temper.          : ***
Obst.              :              #         distance (ft)      height (ft)
                                    *** ***                   ***
                                    ***              ***                   ***
                                    ***              ***                   ***
                                    ***              ***                   ***
                                    ***              ***                   ***
                                    ***              ***                   ***

Airport           : ***
Runway          : ***
Slope              : ***
TORA            : ***
Elev.               : ***
Temper.          : ***
Obst.              :              #         distance (ft)      height (ft)
                                    *** ***                   ***
                                    ***              ***                   ***
                                    ***              ***                   ***
                                    ***              ***                   ***
                                    ***              ***                   ***
                                    ***              ***                   ***
                                    ***              ***                   ***

Airport           : ***
Runway          : ***
Slope              : ***
TORA            : ***
Elev.               : ***
Temper.          : ***
Obst.              :              #         distance (ft)      height (ft)
                                    *** ***                   ***

Airport           : ***
Runway          : ***
Slope              : ***
TORA            : ***
Elev.               : ***
Temper.          : ***
Obst.              :              #         distance (ft)      height (ft)
                                    *** ***                   ***

Airport           : ***
Runway          : ***
Slope              : ***
TORA            : ***
Elev.               : ***
Temper.          : ***
Obst.              :              #         distance (ft)      height (ft)
                                    *** ***                   ***
                                    ***              ***                   ***
                                    ***              ***                   ***

Airport           : ***
Runway          : ***
Slope              : ***
TORA            : ***
Elev.               : ***
Temper.          : ***
Obst.              :

3.0 PERFORMANCE GUARANTEES

3.1 ***

3.1.1  ***

          ***

          ***

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

3.2 ***

3.2.1  ***

          ***

3.2.2  ***

          ***

          Conditions:

Runway:	***
Airport elevation:	***
Ambient temperature	*** ***
Runway available - landing (G/S):	***

3.2.3 ***

***

Conditions:

Runway:	***
Airport elevation:	***
Ambient temperature	*** ***
Runway available - landing (G/S):	***

3.3 ***

***

3.4 ***

***

3.5 ***

***

3.6 ***

***

3.7 ***

***

3.8 ***

***

3.9 ***

3.9.1 ***

***

Table 1

***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

The *** for each departure airport is based on the conditions specified in article 2.0 and ***.

3.9.2 ***

***

3.9.3 ***

***

***

***

***

***

***

***

3.9.4 ***

***

- ***          ***

- ***          ***
***

- ***         ***

- ***         ***

- ***
1) ***

i) ***         ***
ii) ***

iii) ***

iv) ***

v) ***         ***

2) ***

- ***

***

***

***

***

3.10 ***

***

***	***

***	***
***	***
***	***
***	***
***	***

***

4.0 WEIGHT GUARANTEES

4.1 ***

***

4.2 ***

***

***	***

***
***	***
***	***
***	***
***	***
***	***
***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

***
***
***	***
***	***
***	***
***	***
***
***	***
***	***
***	***

***	***
***	***
***	***
***	***
***	***

***	***

***	***

***	***

4.3 ***

***

4.4 ***

***

4.5 ***

***

5.0 PERFORMANCE GUARANTEES CONDITIONS

5.1 All guaranteed performance data are based on the *** unless noted otherwise. Altitudes are pressure altitudes.

5.2 *** take-off and landing performance are based on the requirements of ***

amended with *** document.

5.3 ***

5.4 ***

5.5 ***

5.6 ***

5.7 Normal power extraction assumes a load of *** with both engines operative and a load of *** with one engine inoperative.

5.8 Fuel density is assumed to be 6.7 pounds / US gallon. All performance guarantees are based on the use of a fuel with a *** and on an Aircraft centre of gravity location of ****** of the mean aerodynamic chord.

5.9 With the exception of the performance *** guarantees of Article 3.10, ***

5.10 ***

5.11 The Aircraft Fleet includes all delivered Aircraft after a minimum of five (5) Aircraft have been delivered.

5.12 Buyer shall operate and maintain the Aircraft and the engines in accordance with Bombardier's and engine manufacturer's procedures, recommendations and instructions contained in the applicable manuals, data and documents provided for the Aircraft. Should Buyer's Aircraft not be so maintained, the guarantee values in Article 3.10 will be adjusted to reflect the resulting adverse effect on the Aircraft performance.

5.13 Buyer shall make reasonable efforts to inform Bombardier of any modifications made on the airframe or the engines that may affect the aerodynamic cleanliness and/or the performance level of the Aircraft and Bombardier ***

5.14 The guarantees of paragraph do not cover *** due to airframe or engine damage to the extent resulting from (1) Buyer's misuse or negligence, (2) Buyer's improper installation, maintenance or operation, (3) foreign object damage ("FOD"), or (4) Buyer's employment of engines in power-back Aircraft operation. If an Aircraft or Aircraft Fleet is affected by the conditions resulting above, ***.

5.15 Intentionally left blank.

5.16 In the event of non compliance with the guarantee set forth in paragraph 3.10, should it become apparent the Buyer has consistently replaced engines with fewer hours after "heavy overhaul maintenance" on a new Aircraft with engines with greater hours after "heavy overhaul maintenance" from an old aircraft and such replacement practices may have had an overall negative impact on the performance of the new Aircraft, ***.

5.17 The guarantee set forth in paragraph 3.10 above is based on the estimated delivery schedule presented below and more fully described in Appendix C to Schedule 10 of this Supplement 2:

Year	Number of aircraft delivered for combined *** CRJ fleet
***	***
***	***
***	***

***	***

If the actual delivery schedule is different from the schedule presented above, Bombardier will review the impact on the ***.

6.0 GUARANTEE COMPLIANCE

6.1 Compliance with *** shall be demonstrated by reference to the approved Aircraft Flight Manual adjusted to reflect any differences due to change in certification requirements or interpretation thereof.

6.2 Compliance with the *** in Article 3.3, *** in Article 3.4, *** in Article 3.7, *** guarantee in Article 3.8 and *** in Article 3.9 shall be established by calculations based on flight test data obtained for an aircraft configuration similar to that defined by this specification and shall be demonstrated by reference to the Flight Planning and Cruise Control Manual (FPCCM).

6.3 Compliance with the ***.

6.4 Compliance with the *** guarantee of Article 3.10 shall be verified, with the method described in Article 6.4.1, 6.4.2, 6.4.3 and 6.4.4 below.

6.4.1 The Buyer will have the responsibility to ***

6.4.2 An *** program, supplied by Bombardier to the Buyer, based on the Flight Planning and Cruise Control Manual, will be used by Buyer to ***.

6.4.3 ***

6.4.4 Buyer will have the responsibility to inform Bombardier ***shall summarize the results from the *** program. In the case that the Aircraft Fleet ***

***

6.5 Data derived from test shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the performance guarantees.

7.0 ***

7.1 All Guarantees

In the event of a shortfall in the guarantees contained in this performance guarantee, ***

7.2 *** Guarantees

In the event of non-compliance with the individual Aircraft *** guarantee ***, set forth in Section 3.8 (the "Delivery Guarantee"), the extent of the *** from the guarantee value shall be noted at delivery, (the "Deficiency"). ***

7.3 ***

***	***
***	***
***	***
***	***

7.4 ***

7.4.1 ***

***

***

***

***

***

***

***

7.5 ***

7.5.1 ***

***

***

***

***

***

***

No Compensation shall be payable by Bombardier if, after adjusting Aircraft performance for the effect of regulatory changes promulgated by the FAA or any other regulatory authority having jurisdiction over the Aircraft and taking effect subsequent to delivery of the Aircraft, the Aircraft would be in compliance with the applicable guarantee.

8.0 In the event of termination of the Agreement and/or this Supplement with respect to any *** CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

9.0 The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

10.0 This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

11.0 Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

12.0 In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

APPENDIX A - *** PROGRAM

The following performance monitoring program will be used for ***

A.1 Initial Monitoring Period

***

***

***

***

***

***

***

***

***

***

***

***

***

***

The Buyer will exert its diligent efforts to ensure that the above data is obtained during periods of level flight when cruise conditions are steady. In addition, when such data is being recorded, ***

***

*** Period

***, Buyer will continue to monitor the performance level of each Aircraft using the same procedure as described in paragraph A.1 above. ***

A.3 *** Analysis

***

***

A.4 ***

***

A.5 ***

***

***

Schedule 8 to Supplement MPA-515-2

***

***

1.0 ***

***

2.0 ***

***

3.0 ***

***

***

Period                                                   Guarantee Value

***                                                                    ***

***                                                                    ***

***                                                                    ***

***                                                                    ***

***                                                                    ***

4.0 ***

***

5.0 ***

***

***

***

***

***

***

6.0 ***

***

7.0 ***

7.1 ***

7.2 ***

     a) ***

     b) ***

     c) ***

     d) ***

     e) ***

     f) ***

     g) ***

     h) ***

***

     i) ***

     j) ***

     k) ***

     l) ***

7.3 ***

***

***

***

7.4 ***

***

***

8.0 ***

8.1 ***

     a) ***

     b) ***

     c) ***

8.2 ***

9.0 ***

***

10.0 ***

     10.1 ***

     10.2 ***

11.0 ***

      11.1 ***

12.0 ***

     12.1 ******

13.0 ***

14.0 ***

15.0 ***

16.0 ***

17.0 ***

Schedule 9 to Supplement MPA-515-2

***

1.0 ***

2.0 ***

3.0 ***

                                                         ***                                                   ***

                                                         ***                                                   ***

                                                         ***                                                   ***

                                                         ***                                                   ***

                                                         ***                                                   ***

4.0 ***

5.0 ***

***

***

***

***

***

6.0 ***

***

7.0 ***

7.1 ***

7.2 ***

     a) ***

     b) ***

     c) ***

     d) ***

  ***

  ***

  ***

  ***

  ***

  ***

  ***

     l) ***

7.3 ***

***

7.4 ***

8.0 ***

8.1 ***

***

     a) ***

     b) ***

     c) ***

8.2 ***

9.0       ***

***

10.0 ***

10.1 ***

10.2 ***

11.0 ***

***

12.0 ***

13.0 ***

14.0 ***

15.0 ***

16.0 ***

17.0 ***

Schedule 10 to Supplement MPA-515-2

***

1.0 ***

     1.1 ***

     1.2 ***

     1.3 ***

2.0 ***

     2.1 ***

          2.1.2 ***

***

***

          2.1.2 ***

               a) ***

               b) ***

               c) ***

               d) ***

               e) ***

               f) ***

3.0 ***

     3.1 ***

***

     3.2 ***

***

     3.3 ***

***

***

***

***

4.0 ***

     4.1 ***

     4.2 ***

***

***

***

***

***

***

***

     4.3 ***

***

***

***

***

5.0 ***

     5.1 ***

***

***

     5.2 ***

***

     5.3 ***

     5.4 ***

6.0 ***

***

7.0 Reporting

     7.1 ***

***

     7.2 ***

8.0 ***

***

9.0 ***

10.0 ***

11.0 ***

12.0 ***

13.0 ***

APPENDIX A of Schedule 10 to Supplement MPA-515-2

***

***

***

1. ***

2. ***

3. ***

4. ***

5. ***

6. ***

7. ***

8. ***

APPENDIX B of Schedule 10 to Supplement MPA-515-2

***

***

***

***

***

***

***

***

***

***

***

***

APPENDIX C of Schedule 10 to Supplement MPA-515-2

***

Delivery Month              Quantity

           ***                               ***

           ***                               ***

           ***                               ***

           ***                               ***

           ***                               ***

           ***                               ***

           ***                               ***

           ***                               ***

           ***                               ***

           ***                               ***

           ***                               ***

           ***                               ***

           ***                               ***

           ***                               ***

           ***                               ***

           ***                               ***

Schedule 11 to Supplement MPA-515-2

Intentionally Left Blank

Schedule 12 to Supplement MPA515-2

***

1.0 ***

     1.1 ***

***

***

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

***	***
***	***

***	***
***	***

***

***	***
***
***	***
***	***

***	***
***	***

***	***
***
***	***
***	***
***	***

- 72 -

***
***

***	***
***	***

***	***

***	***

***	***

- 73 -

***	***
***	***
***

***	***
***	***
***	***
***	***

***	***

2.0 ***

3.0 ***

4.0 ***

5.0 ***.

6.0 ***

Schedule 13 to Supplement MPA-515-2

***

1.0 ***

2.0 In the event of termination of the Agreement and/or this Supplement with respect to any *** CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

3.0 The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

5.0 Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

6.0 In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

Annex A to Schedule 13 to MPA-515-2

*** CRJ Aircraft - ***

1.   ***

2.   ***

3.   ***

4.   ***

5.   ***

6.   ***

7.   ***

8.   ***

9.   ***

1. ***

2. ***

10.   ***

Schedule 14 to Supplement MPA-515-2

***

1.0 ***

2.0 ****

2.1 ***

***

***
***	***
***	***
***	***
***	***

***

***

3.0 ***

3.1 ***

***

3.2 ***

***

***	***
***	***
***	***
***	***

***

3.3 ***

***

4.0 ***

***

***

5.0 ***

***

6.0 ***

***

  ***

  ***

  ***

  ***

  ***

Schedule 15 to Supplement MPA-515-2

Intentionally Left Blank

SUPPLEMENT NO. 3

TO

MASTER PURCHASE AGREEMENT NO. PA-515

BETWEEN

BOMBARDIER INC.

AND

US AIRWAYS GROUP, INC.

This Supplement, including all Schedules and Annexes, when accepted and agreed to by US Airways Group, Inc. ("Buyer") will become part of Master Purchase Agreement No. PA-515 entered into between BOMBARDIER INC., a Canadian corporation represented by Bombardier Aerospace, Regional Aircraft having offices at 123 Garratt Boulevard, Downsview, Ontario, Canada ("Bombardier") and Buyer (the "Agreement") and will evidence our further agreement with respect to the matters set forth below.

The provisions of the Agreement shall apply to the Bombardier products purchased and sold in accordance with this Supplement. All capitalized terms herein, unless defined herein, shall have the same respective meanings as in the Agreement. This Supplement is subject to the provisions of the Agreement, all of which are incorporated herein, provided that in the event of any inconsistency between the provision of the Agreement and the provisions of this Supplement, the latter shall take precedence.

Article 1 below supplements Article 2 of the Agreement.

ARTICLE 1     SUBJECT MATTER OF SALE

1.1       Subject to the provisions of the Agreement and this Supplement, Bombardier will sell and Buyer will purchase twenty-five (25) firm model CL-600-2D15 Bombardier CRJ700 Series 705 aircraft ("75 Seat CRJ Aircraft" or "Aircraft"), manufactured pursuant to Type Specification number *** attached hereto as Schedule 1 as same may be modified from time to time in accordance with the Agreement and this Supplement (the "Specification"), as supplemented to reflect the incorporation of the Buyer selected optional features ("Buyer Selected Optional Features") set forth in Schedule 3 hereto.

Article 2 below supplements Article 4 of the Agreement.

ARTICLE 2.0     PRICE

2.1     (a)     ***

          (b)     ***

Article 3.0 below supplements Article 6.0 of the Agreement.

ARTICLE 3.0     DELIVERY PROGRAM

3.1       The Aircraft shall be offered to Buyer for inspection and acceptance at Bombardier's facility in Mirabel, Quebec during the calendar months for each year set forth in Schedule 2 to this Supplement (the "Scheduled Delivery Months").

Article 4.0 below supplements Article 13.0 of the Agreement.

Article 4.0     Non-Excusable delay

4.1     Intentionally left blank.

ARTICLE 5.0     SUPPORT AND SERVICES

5.1     ***

5.2     ***

(i)     ***

(ii)    ***

IN WITNESS WHEREOF this Supplement was signed on the 9th day of May 2003.

For and on behalf of                                                                For and on behalf of

US AIRWAYS GROUP, INC.                                             BOMBARDIER INC.
                                                                                               Bombardier Aerospace -
                                                                                               Regional Aircraft

  /s/ Jeffery A. McDougle                                                          /s/ Thomas E. Bell
Name: Jeffery A. McDougle                                                   Name: Thomas E. Bell
Title: Vice President - Finance & Treasurer                         Title: Manager, Contracts

Schedule 1 to Supplement MPA-515-3

75 Seat CRJ Aircraft Specification

***
***

Schedule 2 to Supplement MPA-515-3

75 SEAT CRJ AIRCRAFT SCHEDULED DELIVERY MONTHS
***	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
Sub Total		***
***	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
Sub Total		***
GRAND TOTAL		25

In the event of termination of the Agreement and/or this Supplement with respect to any 75 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

Schedule 3 to Supplement MPA-515-3

BUYER SELECTED OPTIONAL FEATURES PRICES AND DESCRIPTIONS 75 Seat CRJ Aircraft
CR Ref. #	Option Description	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

- 7 -

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
	Subtotal	***

	***	***

	Grand Total Buyer Selected Optional Features	***
***
***	***	***

***
***
***

In the event of termination of the Agreement and/or this Supplement with respect to any ** Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

In the event of the termination of the Agreement and or the Supplement, this Schedule shall automatically become null and void.

Schedule 4 to Supplement MPA-515-3

Buyer Information
BUYER INFORMATION	DUE DATES
*Customized/Multiple Paint Schemes	*** prior to delivery of each Aircraft.
*Interior Décor - Standard Materials and Combinations	*** prior to delivery of the First Aircraft.
*Interior Décor - Standard Materials, Custom Combinations	*** prior to delivery of the First applicable Aircraft.
*Interior Décor -Custom Materials, Custom Combinations	*** prior to delivery of the First applicable Aircraft.
*Placards, Markings, Labels and Translations	*** prior to delivery of the First Aircraft.
*Emergency Equipment - Standard Selection/Locations	*** prior to delivery of the First Aircraft.
*Emergency Equipment -Custom Selection/Locations	*** prior to delivery of the First applicable Aircraft.
**Aircraft Registration Number(s)	*** months prior to delivery of each Aircraft.
**Mode S Transponder Octal Code(s), as applicable	*** prior to delivery of each Aircraft.
**SELCAL Code(s), as applicable	*** prior to delivery of each Aircraft.
**GPWS Audio Call-out (Mode 6) Codes, as applicable	*** prior to delivery of each Aircraft.

***

FORM "A" TO SCHEDULE 4

BUYER'S CUSTOMIZED PAINT SCHEME

US Airways Group, Inc. hereby approves the attached Customized Paint Scheme.

Dated this ___ day of ______________ 2003.

By: _________________________________
Name:
Title:

cc: Contracts

FORM "B" TO SCHEDULE 4

BUYER'S INTERIOR DÉCOR AND EMERGENCY EQUIPMENT LIST

US Airways Group, Inc. hereby approves the attached Interior Décor as submitted by Buyer on ________________, 2003 and confirmed by Bombardier Aerospace on ___________________, 2003 and hereby approves the attached Emergency Equipment List and Locations.

Dated this ___ day of ______________ 2003.

By: _________________________________
Name:
Title:

cc: Contracts

FORM "C" TO SCHEDULE 4

BUYER'S PLACARDS, LABELS & MARKINGS

US Airways Group, Inc. hereby approves the attached Placards, Markings, and Labels as submitted by Buyer on ________________________, 2003 and confirmed by Bombardier Aerospace on ___________________, 2003.

Dated this ___ day of ______________ 2003.

By: _________________________________
Name:
Title:

cc: Contracts

Schedule 5 to Supplement MPA-515-3

AIRCRAFT CREDIT MEMORANDUM

1.0     ***

2.0       In the event of termination of the Agreement and/or this Supplement with respect to any 75 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

3.0      The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0      This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

5.0      Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

6.0       In the event of the termination of the Agreement and or the Supplement, this Schedule shall automatically become null and void.

Schedule 6 to Supplement MPA-515-3

75 Seat CRJ Aircraft Performance Guarantee

1.0 AIRCRAFT CONFIGURATION

The guarantees listed below are based on the CRJ700 Series 705-ER Aircraft configuration as defined in new Bombardier Aerospace Type ***, with buyer the Buyer Selected Optional Features listed in Annex A to this Schedule 13, and equipped with GE CF34-8C5 engines as defined in GE Engines Performance Model G0173F/pip82b. The weight data corresponds to the ***. Appropriate adjustments shall be made for any changes in configuration approved by the Buyer and Bombardier or otherwise allowed by the Purchase Agreement and which cause changes to the performance of the Aircraft.

2.0 AIRPORT CONDITIONS

All maximum take-off weight calculations are based on the conditions described below:

- ***
- ***
- ***
- ***
- ***
- ***
- ***
- ***
- ***

Airport     : ***
Runway    : ***
Slope        : ***
TORA      : ***
Elev.         : ***
Temper.    : ***
Obst.         :              #          distance (ft)       height (ft)
                              ***             ***                    ***
                              ***             ***                    ***
                              ***             ***                    ***
                              ***             ***                    ***
                              ***             ***                    ***
                              ***             ***                    ***

Airport     : ***
Runway    : ***
Slope        : ***
TORA      : ***
Elev.         : ***
Temper.    : ***
Obst.         :              #          distance (ft)       height (ft)
                              ***             ***                    ***

Airport     : ***
Runway    : ***
Slope        : ***
TORA      : ***
Elev.         : ***
Temper.    : ***
Obst.         :              #          distance (ft)       height (ft)
                              ***             ***                    ***

Airport     : ***
Runway    : ***
Slope        : ***
TORA      : ***
Elev.         : ***
Temper.    : ***
Obst.         :              #          distance (ft)       height (ft)
                              ***             ***                    ***

Airport     : ***
Runway    : ***
Slope        : ***
TORA      : ***
Elev.         : ***
Temper.    : ***
Obst.         :              #          distance (ft)       height (ft)
                              ***             ***                    ***
                              ***             ***                    ***
                              ***             ***                    ***

Airport     : ***
Runway    : ***
Slope        : ***
TORA      : ***
Elev.         : ***
Temper.    : ***
Obst.         :

3.0     PERFORMANCE GUARANTEES

3.1     ***

3.1.1  ***

          ***

3.1.2  ***

          ***.

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

3.2     ***

3.2.1  ***

          ***

3.2.2  ***

          ***

Conditions:

Runway:	***
Airport elevation:	***
Ambient temperature	***
Runway available - landing (G/S):	***

3.2.3     ***

             ***

Conditions:

Runway:	***
Airport elevation:	***
Ambient temperature	***
Runway available - landing (G/S):	***

3.3     ***

          ***

3.4     ***

          ***

3.5     ***

          ***

3.6     ***

          ***

3.7     ***

          ***

3.8     ***

          ***

3.9     ***

3.9.1  ***

          ***

TABLE 1

***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

             ***

3.9.2     ***

             ***

3.9.3     ***

             ***

             ***
             ***.

             ***

             ***

             ***

             ***

3.9.4     ***

 ***

                        - ***
                        - ***
                        - ***
                        - ***
                        - ***
                        1) ***
                        i) ***
                        ii) ***
                        iii) ***
                        iv) ***
                        v) ***
                        2) ***

- ***

***

***

***

3.10     ***

***

***	***
***	***
***	***
***	***
***	***
***	***

***

4.0     WEIGHT GUARANTEES

4.1     ***

          ***

4.2     ***

          ***

***	***
***
***	***
***	***
***	***
***	***
***	***

***
***
***	***
***	***
***	***
***	***
***	***
***	***
***
***
***	***
***	***
***	***
***	***
***
***	***
***	***
***	***

***	***
***	***
***	***
***	***

- 23 -

***	***

***	***

***	***

***	***

4.3     ***

          ***

4.4     ***

          ***

4.5     ***

          ***

5.0     PERFORMANCE GUARANTEES CONDITIONS

5.1     All guaranteed performance data are based on the *** unless noted otherwise. Altitudes are pressure altitudes.

5.2     *** are based on the requirements of ***.

5.3     *** guarantees are based on ***.

5.4     ***.

5.5     ***

5.6     ***

5.7     Normal power extraction assumes a load of *** with both engines operative and a load of *** with one engine inoperative.

5.8     Fuel density is assumed to be 6.7 pounds / US gallon. All performance guarantees are based on the use of a fuel with a *** and on an Aircraft centre of gravity location of *** of the mean aerodynamic chord.

5.9     With the exception of the performance *** guarantees of Article 3.10, ***.

5.10     ***.

5.11     The Aircraft Fleet includes all delivered Aircraft after a minimum of five (5) Aircraft have been delivered.

5.12     Buyer shall operate and maintain the Aircraft and the engines in accordance with Bombardier's and engine manufacturer's procedures, recommendations and instructions contained in the applicable manuals, data and documents provided for the Aircraft. Should Buyer's Aircraft not be so maintained, the guarantee values in Article 3.10 will be adjusted to reflect the resulting adverse effect on the Aircraft performance.

5.13     Buyer shall make reasonable efforts to inform Bombardier of any modifications made on the airframe or the engines that may affect the aerodynamic cleanliness and/or the performance level of the Aircraft and Bombardier ***.

5.14     The guarantees of paragraph do not cover Aircraft *** due to airframe or engine damage to the extent resulting from (1) Buyer's misuse or negligence, (2) Buyer's improper installation, maintenance or operation, (3) foreign object damage ("FOD"), or (4) Buyer's employment of engines in power-back Aircraft operation. If an Aircraft or Aircraft Fleet is affected by the conditions resulting above, ***.

5.15     Intentionally left blank.

5.16     In the event of non compliance with the guarantee set forth in paragraph 3.10, should it become apparent the Buyer has consistently replaced engines with fewer hours after "heavy overhaul maintenance" on a new Aircraft with engines with greater hours after "heavy overhaul maintenance" from an old aircraft and such replacement practices may have had an overall negative impact on the performance of the new Aircraft, ***.

5.17     The guarantee set forth in paragraph 3.10 above is based on the delivery schedule presented below and more fully described in Schedule 2 to this Supplement:

Year	Number of aircraft delivered for 75 Seat CRJ Aircraft fleet
***	***
***	***
***	***

If the actual delivery schedule is different from the schedule presented above, Bombardier will review the impact on the ***. ***.

6.0     GUARANTEE COMPLIANCE

6.1     Compliance with ***, shall be demonstrated by reference to the approved Aircraft Flight Manual adjusted to reflect any differences due to change in certification requirements or interpretation thereof.

6.2     Compliance with the *** be established by calculations based on flight test data obtained for an aircraft configuration similar to that defined by this specification and shall be demonstrated by reference to the Flight Planning and Cruise Control Manual (FPCCM).

6.3     Compliance with the ***.

6.4     Compliance with the *** verified, with the method described in Article 6.4.1, 6.4.2, 6.4.3 and 6.4.4 below.

6.4.1     The Buyer will have the responsibility to ***.

6.4.2     ***, supplied by Bombardier to the Buyer, based on the Flight Planning and Cruise Control Manual, ***.

6.4.3     ***.

6.4.4     Buyer will have the responsibility to inform Bombardier when the ***. *** shall summarize the results from the monitoring program. In the case that the Aircraft Fleet is ***.

6.5     Data derived from test shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the performance guarantees.

7.0     ***

7.1     All Guarantees

In the event of a shortfall in the guarantees contained in this performance guarantee, ***.

7.2     Fuel Burn Guarantees

In the event of non-compliance with the individual Aircraft *** guarantee ***, set forth in Section 3.8 (the "Delivery Guarantee"), the extent of the *** from the guarantee value shall be noted at delivery, (the "Deficiency"). ***.

7.3     ***

***	***
***	***
***	***
***	***

7.4     ***.

7.4.1     ***

 ***

 ***

***

7.5       ***

7.5.1    ***

***

***

***

8.0     In the event of termination of the Agreement and/or this Supplement with respect to any 75 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

9.0     The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

10.0     This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

11.0     Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

12.0     In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

APPENDIX A - *** PROGRAM

The following *** program will be used for ***.

A.1 Initial Monitoring Period

***

***

***

The Buyer will exert its diligent efforts to ensure that the above data is obtained during periods of level flight when cruise conditions are steady. In addition, when such data is being recorded, ***.

***.

A.2 *** Period

***, Buyer will continue to monitor the performance level of each Aircraft using the same procedure as described in paragraph A.1 above ***.

A.3 ***

***.

***.

A.4 ***.

***.

A.5 ***

***.

***.

Schedule 7 to Supplement MPA-515-3

***

1.0     ***

          ***.

2.0     ***

          ***

3.0     ***

***

***

***                                                ***

***                                          ***
***                                          ***
***                                          ***
***                                          ***
***                                          ***

4.0     ***

          ***

5.0     ***

          ***

          ***

6.0     ***

          ***.

7.0     ***

7.1     ***.

7.2     ***

a)     ***

b)     ***

c)     ***

d)     ***

e)     ***

f)     ***

g)     ***

h)     ***

i)     ***

j)     ***

k)     ***

l)     ***

7.3     ***

          ***

          ***

7.4     ***

          ***

          ***

8.0     ***

8.1     ***

a)     ***

b)     ***

c)     ***

8.2     ***

9.0     ***

          ***

10.0     ***

10.1     ***

10.2     ***

11.0     ***

11.1     ***

12.0     ***

12.1     ***

13.0     *** so terminated.

14.0     *** the prior written consent of Bombardier.

15.0     ***

16.0     ***

17.0     ***

Schedule 8 to Supplement MPA-515-3

***

1.0     ***

2.0     ***

3.0     ***

***                                                                  ***

***                                                                  ***

***                                                                  ***

***                                                                  ***

***                                                                  ***

4.0     ***

5.0     ***

        ***

6.0     ***

***

7.0     ***

7.1     ***

7.2     ***

a)     ***

b)     ***

c)     ***

d)     ***

e)     ***

f)     ***

g)     ***

h)     ***

i)     ***

j)     ***

k)     ***

l)     ***

7.3     ***

***

7.4     ***

8.0     ***

8.1     ***

a)     ***;

b)     ***;

c)     ***.

8.2     ***

9.0     ***

***

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11.0     ***

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12.0     ***

13.0     ***

14.0     ***

15.0     ***

16.0     ***

17.0     ***

Schedule 9 to Supplement MPA-515-3

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1.0     ***

1.1     ***

1.2     ***

1.3     ***

2.0     ***

2.1     ***

2.1.1     ***

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2.1.2     ***:

a)     ***;

b)     ***;

c)     ***;

d)     ***;

e)     ***

f)     ***

3.0     ***

            3.1       ***

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            3.2       ***

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            3.3       ***

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4.0     ***

4.1     ***

4.2     ***

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4.3     ***

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5.0     ***

5.1     ***

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5.2     ***

5.3     ***

5.4     ***

6.0     ***

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7.0     ***

7.1     ***

7.2     ***

8.0     ***

9.0     ***

10.0     ***

11.0     ***

12.0     ***

13.0     ***

APPENDIX A of Schedule 9 to Supplement MPA-515-3

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***.

1.     ***.

2.     ***.

3.     ***.

4.     ***.

5.     ***.

6.     ***.

7.     ***.

8.     ***.

APPENDIX B of Schedule 9 to Supplement MPA-515-3

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Schedule 10 to Supplement MPA515-3

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1.0     ***

1.1     ***

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2.0     ***

3.0     ***

4.0     ***

5.0     ***

6.0     ***

Schedule 11 to Supplement MPA515-3

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1.0     ***

2.0     ***

2.1     ***

***:

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3.0     ***

3.1     ***

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3.2     ***

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3.3     ***

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4.0     ***

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5.0     ***

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6.0     ***

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7.0     ***

8.0     ***

9.0     ***

10.0     ***

11.0     ***

Schedule 12 to Supplement MPA-515-3

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1.0     ***

***

2.0     In the event of termination of the Agreement and/or this Supplement with respect to any 75 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

3.0     The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0     This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

5.0     Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

6.0     In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

Annex A to Schedule 13 to MPA-515-3

75 Seat CRJ Aircraft - ***

TBD